Exhibit 10.8

Roll of deeds no. 234/2014

NEGOTIATED

On 19 December 2014

Before me, the undersigning notary
Dr. Hinrich Thieme
in the district of the Higher Regional Court of Frankfurt am Main, Germany
with official seat in Frankfurt am Main, Untermainanlage 1, 60329 Frankfurt am Main

appeared today:

(1)	Mr. Wolfram H. Krüger,
identified by his ID card with the number L39F01CJ1,
with business address at Mainzer Landstraße 16, 60325 Frankfurt a.M.,

The person appearing at (1) declares that in the following he is not acting in his own name, but – excluding any personal liability towards the Parties – in the name and on behalf of:

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(1.1)
IVG Institutional Funds GmbH with business address at THE SQUAIRE 18, Am Flughafen, 60549 Frankfurt am Main and its seat in Frankfurt am Main, registered in the commercial register of Frankfurt am Main under number HR B 91062, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) “EuroWest“

- “IVG Seller 1” -

(1.2)
PMG - Property Management GmbH with business address at THE SQUAIRE 18, Am Flughafen, 60549 Frankfurt am Main and its seat in Frankfurt, registered in the commercial register of the local court Frankfurt am Main under number HRB 96246

- “IVG Seller 2” –

(1.3)	Via Bensi S.r.l. a limited liability company incorporated under the laws of Italy with registered office at via Olmetto 17, Milan Italy
- “IVG Seller 3” -
The person appearing at (1) presented the notarised original of the powers of attorney dated 8 December 2014 (roll of deeds number 568/2014 of notary Dr. Carsten J. Angersbach in Frankfurt am Main), dated 11 December 2014 (roll of deeds number 583/2014 of notary Dr. Carsten J. Angersbach in Frankfurt am Main), and dated 18 December 2014 (roll of deeds number 166/2014 P of notary Dr. Gero Pfeiffer in Frankfurt am Main). Certified copies of the powers of attorney are attached to this Master Agreement as Exhibit A 1 – A 3.

(2)	a) Mr. Nils Lütthans,
identified by his ID card with the number L287F2V8H,
with business address at INTERNOS Spezialfondgesellschaft mbH, Goetheplatz 4, 60311 Frankfurt am Main,
and
b)    Mr. Sebastian Lietsch,
identified by his ID card with the number 403008442,
with business address at INTERNOS Spezialfondgesellschaft mbH, Goetheplatz 4, 60311 Frankfurt am Main,
The persons appearing at (2) declare that in the following they are not acting in their own name, but – excluding any personal liability towards the Parties – in the name and on behalf of:
INTERNOS Spezialfondsgesellschaft mbH, with business address at Goetheplatz 4, 60311 Frankfurt am Main and its seat in Frankfurt am Main, registered in the commercial register of Frankfurt am Main under number HR B 98593, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) “ProCommerz“
- “INTERNOS Seller” -

The persons appearing at (2) presented the notarised original of the power of attorney dated 18 December 2014 (roll of deeds number 165/2014 P of notary Dr. Gero Pfeiffer in Frankfurt am

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Main). A certified copy of the power of attorney is attached to this Master Agreement as Exhibit B.
The INTERNOS Seller was previously named Commerz Real Spezialfondsgesellschaft mbH and was subsequently renamed into its present name without a change of legal form or identity on the basis of the shareholders resolution dated 1 November 2013 registered with the commercial register on 13 February 2014.

(3)	a) Mr. Victor Stoltenburg,
identified by his ID card with the number L5L2WGLXN,
with business address at Taunusanlage 1, 60329 Frankfurt am Main,
and
b)    Dr. Alexander Ruhl,
identified by his ID card with the number L5J6HV3VP,
with business address at Mainzer Landstraße 16, 60325 Frankfurt am Main
The persons appearing at (3) declare that in the following they are not acting in their own name, but – excluding any personal liability towards the Parties – in the name and on behalf of:
WestInvest Gesellschaft für Investmentfonds mbH with business address at Hans-Böckler-Straße 33, 40476 Düsseldorf and its seat in Düsseldorf, registered in the commercial register of Düsseldorf under number HR B 24304, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) “WestInvest Spezial 1“
- “Deka Seller” -
The persons appearing at (3) presented the notarised original of the power of attorney dated 18 December 2014 (roll of deeds number 1133/2014 B of notary Frank Brüggemann in Frankfurt am Main). A certified copy of the power of attorney is attached to this Master Agreement as Exhibit C.

(4)	Mr. Dr. David Elshorst,
identified by his ID card with the number 40147380,
with business address at Mainzer Landstraße 46, 60325 Frankfurt am Main.
The person appearing at (4) declares that in the following he is not acting in his own name, but – excluding any personal liability towards the Parties – in the name and on behalf of:

(4.1)
Trias Holdco C – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies’ register under registration number B 192.534), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 1” -

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(4.2)
Trias GER Immermannstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.539), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 2” -

(4.3)
Trias GER Munsterstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.544), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 3” -

(4.4)
Trias GER Rather Strasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.630), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 4” -

(4.5)
Trias GER Ludwigstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.548), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 5” -

(4.6)
Trias GER Kaygasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.561), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 6” -

(4.7)
Trias GER Bottrop – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.563), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 7” -

(4.8)
Trias GER Holzwickede – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.569), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 8” -

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(4.9)
Trias GER Munster – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.568), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 9” -

(4.10)
Trias GER Werl – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.577), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 10” -

(4.11)
Trias GER Cuxhaven – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.578), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 11” -

(4.12)
Trias GER Kirchheide – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.579), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 12” -

(4.13)
Trias GER Uhlandstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.581), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 13” -

(4.14)
Trias GER Stuttgart – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.583), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 14” -

(4.15)
Trias GER Bunte Kuh – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.584), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 15” -

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(4.16)
Trias GER Pferdemarkt – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.585), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 16” -

(4.17)
Trias GER Munich Airport – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.586), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 17” -

(4.18)
Trias GER Ibis Berlin – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.597), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 18” -

(4.19)
Trias GER IC Berlin – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.631), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 19” -

(4.20)
Trias GER Parexel – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.593), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 20” -

(4.21)
Trias PRT Office 123-T, LDA, a private limited company incorporated under the law of Portugal (registered in the Portuguese Commercial Register under registration number 513.330.470), with a share capital of EUR 12,500, having its registered office at Rua Ivens no. 42, 1st floor, 1200-023 Lisbon,

- “Purchaser 21” -

(4.22)
Trias PRT Albufeira-T, LDA, a private limited company incorporated under the law of Portugal (registered in the Portuguese Commercial Register under registration number 513.330.453), with a share capital of EUR 12,500, having its registered office at Rua Ivens no. 42, 1st floor, 1200-023 Lisbon,

- “Purchaser 22” -

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The person appearing at (4) presented the notarised and apostilled originals of the powers of attorney dated 15 December 2014 of notary Carlo Wersandt in Luxembourg and dated 17 December 2014 of deputy notary Sandra Cristina Sousa Gomes dos Reis in Lisbon. Certified copies of the powers of attorney are attached to this Master Agreement as Exhibit D 1 – D 4.

I. DESIGNATION OF PARTIES
The IVG Seller 1, the IVG Seller 2, the IVG Seller 3, the INTERNOS Seller and the Deka Seller are collectively referred to as the "Sellers" and each individually as a "Seller"
The Purchaser 1, the Purchaser 2, the Purchaser 3, the Purchaser 4, the Purchaser 5, the Purchaser 6, the Purchaser 7, the Purchaser 8, the Purchaser 9, the Purchaser 10, the Purchaser 11, Purchaser 12, the Purchaser 13, the Purchaser 14, the Purchaser 15, the Purchaser 16, the Purchaser 17, the Purchaser 18, the Purchaser 19, the Purchaser 20, the Purchaser 21 and the Purchaser 22 are collectively referred to as the "Purchasers" and each individually as a "Purchaser".
The Sellers and the Purchasers are collectively also referred to as the "Parties" or each individually as a "Party".

II. RECORDING IN THE ENGLISH LANGUAGE
The persons appearing requested that this Master Agreement – except the German APA (Exhibit G) together with its Annexes which were read aloud in the German language - be recorded in the English language and stated that they had sufficient command of the English language. The Notary, who himself has sufficient command of the English language, verified that the persons appearing did, in fact, have such sufficient command of the English language. Advised by the Notary of their rights to obtain the assistance of a sworn interpreter and to have a certified translation attached to this Master Agreement, the persons appearing waived such rights.

III. REFERENCE DEEDS
In preparation of this Master Agreement, the notarial deed dated 18 December 2014, roll of deeds number 232/2014 (the “Reference Deed INT 1”), the notarial deed dated 15, 16, 17 December 2014, roll of deeds number 150/2014 P of the notary Dr. Gero Pfeiffer in Frankfurt am Main (the “Reference Deed INT 2”) and the notarial deed dated 13, 14, 15, 16 December 2014, roll of deeds number 1184/2014 S of the notary Dr. Bernhard Schütz (the “Reference Deed INT 3” and Reference Deed INT 1, Reference Deed INT 2 and Reference Deed INT 3 together the “Reference Deeds INT”) and the notarial deed dated 18 December 2014, roll of deeds number 233/2014 of the Notary Dr. Hinrich Thieme in Frankfurt am Main (the “Reference Deed GER” and together with Reference Deeds INT the “Reference Deeds”) were created.
Reference is hereby made to the Reference Deeds and their content is made the subject of this Master Agreement. They were available as an original at today's notarisation. The persons appearing state they are familiar with the contents of the Reference Deeds and they waive them being read out loud and them being attached to this Master Agreement. The Notary has informed the persons appearing of the importance of the reference under section 13a of the German Notarisation Act (Beurkundungsgesetz). The Parties hereby approve all statements made in the Reference Deeds.
Appendices referred to in this Master Agreement are designated as follows:

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-	“Exhibit” refers to direct appendices to this Master Agreement.

-	“Schedule” refers to appendices that legally form part of this Master Agreement but are physically attached to the Reference Deeds.

-	“Annex” refers to appendices of agreements contained in the Reference Deeds and the German APA.
Exhibits, Schedules and Annexes are jointly referred to as “Appendices”. A list of Appendices is attached to this Master Agreement as Exhibit E for information purpose.
If and to the extent that reference is made to Appendices, the Parties agree that they shall form an integral part of this Master Agreement. However, where reference is made to Annexes which are explicitly attached to this Master Agreement and/or the Reference Deed only for information purposes these shall not form part of the declarations of intention (Willenserklärungen) made by the Parties in this Master Agreement and/or in any of the Exhibits or Schedules attached to this Deed.

IV. NO PRIOR INVOLVEMENT
Upon the Notary's instruction on the contents of prior involvement (Vorbefassung) within the meaning of Section 3 (1) no. 7 of the German Notarisation Act (Beurkundungsgesetz), the persons appearing and the Notary confirmed that there was no such prior involvement.

The persons appearing requested notarisation of the following:

Project Trias
Master Agreement

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Table of Contents
Contents		Page
1	RECITALS	10
2	DEFINITIONS	10
3	INDIVIDUAL PURCHASE AGREEMENTS, PURCHASE OBJECTS, RELATION OF MASTER AGREEMENT AND INDIVIDUAL PURCHASE AGREEMENTS, LIABILITY, COLLECTIVE DESIGNATIONS	14
4	PURCHASE PRICE, DOWN PAYMENT, MATURITY OF PURCHASE PRICE	17
5	TRANSFER DATE	21
6	SPECIFIC TRANSFER PROVISIONS ON LEASES	23
7	SPECIFIC TRANSFER PROVISIONS ON INSURANCE AND ONGOING LITIGATION	25
8	MANAGEMENT OF PURCHASE OBJECTS UNTIL TRANSFER DATE	26
9	MATERIAL ADVERSE CHANGE	28
10	GENERAL PROVISIONS ON SELLERS’ WARRANTIES	31
11	SPECIFIC SELLERS’ WARRANTIES	35
12	INTENTIONALLY BLANK	37
13	LONG STOP DATES, RESCISSION RIGHTS	37
14	COSTS, LAND TRANSFER TAX, STAMP DUTIES	40
15	POWERS OF ATTORNEY TO PURCHASER 1, PROCESS AGENT, NOTICES	40
16	MERGER CONTROL FILING	43
17	FINAL PROVISIONS	44

1	RECITALS

(A)
The Sellers are the owners of the assets set out and defined in Exhibit F. These assets, as specifically indicated in Exhibit F for each asset, consist either of real property (each a “Property” and together the “Properties”) or shares or interests in the legal entity owning such Property (each a “PropCo” and together the “PropCos”).

(B)
The Sellers wish to dispose of and the Purchasers wish to acquire the Properties or the PropCos, respectively, in each case as described in Exhibit F (each a “Purchase Object” and together the “Purchase Objects”).

(C)
It is understood that the Sellers act for the account of different regulated German special funds set up in the form of Spezial-AIF or Spezial-Sondervermögen, as applicable (jointly the “Funds” and each a “Fund”) which have to be administered in accordance with the German Capital Investment Act (Kapitalanlagegesetzbuch – “KAGB“).

(D)
Accordingly, it is understood that the Sellers are under binding regulatory restrictions. In consequence, each Seller will only assume obligations and liabilities relating to the Purchase Objects it sells and that there shall not be any joint and several liability (gesamtschuldnerische Haftung) between Sellers.

2	DEFINITIONS

2.1	The definitions listed in this Master Agreement have, to the extent they are used in this Master Agreement, the following agreed meaning:
“Ancillary Costs” means all service charges, operating expenses and ancillary costs as defined in clause 6.7;
“BGB” means the German Civil Code (Bürgerliches Gesetzbuch);
“Belgian Montoyer-FPA” means the asset framework purchase agreement in respect of the office building located at rue Montoyer 10, 1000 Brussels;
“Belgian Souverain-FPA” means the asset framework purchase agreement in respect of the office building located at boulevard du Souverain 278, 280/286, 1160 Brussels;
“Belgian S-FPA” means the share framework purchase agreement in respect of the shares of Immo Science 41 BV BVBA;
"Business Day" means a day on which banks are open for general business in Frankfurt am Main, London, Luxembourg, New York and Paris;
Data Room" means the online data room facility, hosted by Drooms under the Project name "Project Trias" with all the information disclosed in such Data Room as of the Data Room Cut-off Date, as evidenced by six sealed DVD copies containing the documents uploaded into the Data Room until such time together with conformity declarations of the Data Room provider, provided to the Notary today.
"Data Room Cut-off Date" means 21 November 2014, 12:00 hrs. CET;

“Down Payment” means the advance payment on the Purchase Price onto a notarial escrow account as defined in clause 4.3;
"Encumbrance" means servitudes, easements, liens, mortgages, land charges and other charges resting on the Property as defined in clause 11.3.2.
“Environmental Damages” means all contamination of the ground and soil, the soil air, seepage water, surface water or groundwater, harmful substances in and on structures and building pollutants (e.g. asbestos), inoperative structural or technical items or relics enclosed in the ground and parts of them, military materials and substances (e.g. unexploded ordnances) as well as waste and other contaminants. Environmental damage consists especially of harmful changes to the ground and pre-existing contamination within the meaning of sec. 2 German Ground Protection Act (Bundesbodenschutzgesetz) and hazardous or environmentally hazardous substances or compounds within the meaning of sec. 3a German Chemicals Act (Chemikaliengesetz) existing in or on buildings, in both instances as supplemented by the applicable regulations, administrative provisions and technical guidelines and in each case corresponding regulations under Local Law or as specified in the IPAs.
"Funds" means the three special funds set up in the form of Spezial-AIF or Spezial-Sondervermögen “EuroWest“, “ProCommerz” and “WestInvest Spezial 1“;
“Guarantees” means independent promises of guarantees according to sec. 311 para. 1 BGB as defined in clause 10.3;
“GWB” means the German Act against Restraints on Competition (Gesetz gegen Wettbewerbsbeschränkungen) as defined in clause 16.1.1;
“Individual Long Stop Date” has the meaning defined in clause 13.2;
“IPA CP Confirmation” means the confirmation that all the conditions precedent for the validity of the respective IPA have been fulfilled
“IPAs” means the individual purchase agreements relating to the Purchase Objects as set out in clauses 3.1 and 3.2 and as defined in clause 3.3;
"Leases" has the meaning of lease agreements, occupational leases, agreements on use and comparable agreements under Local Law in relation to a Property as defined in clause 11.5.1;
"Local Law" in each case means the laws of the country governing the respective IPA which in turn is determined by the laws applicable to the relevant Purchase Object, i.e. (i) where a Purchase Object consists of a Property the laws of the country where such Property is located and (ii) where a Purchase Object consists of a PropCo the laws of the country where such PropCo is incorporated;
“Material Deterioration” refers to a deterioration of a Property exceeding the thresholds in clause 9.2 as defined in clause 9.3;
“Maturity Dates” are all dates on which a Purchase Price falls due according to clause 4.6, comprising the February Maturity Date, the March Maturity Date, the April Maturity Date, the May Maturity Date and any further subsequent maturity dates;
“Maturity Notices” are all confirmations that a Purchase Price falls due according to clause 4.5, comprising the February Maturity Notice, the March Maturity Notice, the April Maturity Notice, the May Maturity Notice and any further subsequent maturity notices;

“Merger Control Clearance Event” means the occurrence of an event set out in clause 16.1. allowing the transactions contemplated under this Master Agreement to proceed;
“Normal Wear and Tear” has the meaning defined in clause 9.1;
“Notarisation CP Confirmation” is the confirmation of the Notary according to clause 3.5.1 that this Master Agreement has been notarised;
"Notary" within the meaning of this Master Agreement is the officiating notary and his officially appointed deputy, representative or successor in office;
“Original IPAs” means the individual purchase agreements in relation to the Purchase Objects concluded prior to the notarisation of this Master Agreement as referred to in clause 3.2;
"Payment Date" means in respect of each Purchase Price the date on which the Remaining Purchase Price is actually paid in full by or on behalf of the Purchasers and credited in full in accordance with clause 4.9;
“Projected Reinstatement Costs” are the expected costs for the remediation of a deterioration of a Property as defined in clause 9.1 (ii), plus a contingency sum of 20%; it being understood that the contingency is a one time contingency that should replace any buffer that valuers/experts already ordinarily take into account (i.e. no contingency on contingency); it being further understood that Projected Reinstatement Costs mean only the costs of such measures and works necessary to remediate the deterioration of the building on the Property to the form in which it essentially existed on the Date of this Master Agreement; it being further understood that the Projected Reinstatement Costs shall not be reduced to account for the fact that certain parts of the Property may be better after remediation than they were before the deterioration, if that is unavoidable (no deduction of value "new for old", kein Abzug Neu für Alt); it finally being understood that material changes to the building which may be undertaken, at the Purchaser's discretion, because the opportunity arises as a result of the deterioration shall not be covered by Projected Reinstatement Costs;
“Projected Reinstatement Time” is the expected duration for the remediation of a deterioration of a Property as defined in clause 9.2 (ii);
“PropCo” means the legal entity owning a Property;
"Properties" means all of the real properties set out in Exhibit F;
"Purchase Objects" collectively means the sold Properties and PropCos as defined in clause 3.4;
"Purchase Price" means the purchase price apportioned to each Purchase Object as set out in the respective IPA and summarised in Exhibit F, as adjusted as per clause 4.13;
“Purchase Price CP Confirmation” means the confirmation according to clause 4.4.2 that the Purchase Price Maturity CPs for a Purchase Price falling due have been fulfilled;
“Purchase Price Maturity CPs” means the conditions precedent for the maturity of the Purchase Price for the respective Purchase Object under the respective IPA as defined in clause 4.4.2;
"Purchasers" means collectively the Purchaser 1, the Purchaser 2, the Purchaser 3, the Purchaser 4, the Purchaser 5, the Purchaser 6, the Purchaser 7, the Purchaser 8, the Purchaser 9, the Purchaser 10, the Purchaser 11, Purchaser 12, the Purchaser 13, the Purchaser 14, the Purchaser 15, the Purchaser 16, the Purchaser 17, the Purchaser 18, the Purchaser 19, the Purchaser 20, the Purchaser 21 and the Purchaser 22;

“Qualified Claims” means claims under Guarantees that exceed the de minimis threshold defined on clause 10.10.1;
“Reference Deeds” is the entirety of Reference Deed GER, Reference Deed INT 1, Reference Deed INT 2 and Reference Deed INT 3;
"Reference Deed GER" is the notarial deed of the Notary Dr. Hinrich Thieme in Frankfurt am Main dated 18 December 2014, roll of deeds number 233/2014;
"Reference Deed INT 1" is the notarial deed of the Notary Dr. Hinrich Thieme in Frankfurt am Main dated 18 December 2014, roll of deeds number 233/2014;
“Reference Deed INT 2” is the notarial deed dated 15, 16, 17 December 2014, roll of deeds number 150/2014 P of the notary Dr. Gero Pfeiffer in Frankfurt am Main;
“Reference Deed INT 3” is the notarial deed dated 13, 14, 15, 16, December 2014, roll of deeds number 1184/2014 S of the notary Dr. Bernhard Schütz in Frankfurt am Main;
“Reference Deeds INT” is the entirety of Reference Deed INT 1, Reference Deed INT 2 and Reference Deed INT 3;
“Relevant Deterioration” refers to the deterioration of a Property beyond Normal Wear and Tear and is defined in clause 9.2;
“Remaining Purchase Price” is, in relation to each Purchase Object the Purchase Price, as adjusted as per clause 4.13, minus the Down Payment allocated to such Purchase Object as defined in clause 4.3;
“Rent Security” means all security, surety, deposit or other collateral provided under Leases as set out in clause 11.5.7;
"Sellers" means collectively the IVG Seller 1, the IVG Seller 2, the IVG Seller 3 the INTERNOS Seller and the Deka Seller;
“Settlement Account” means a settlement account prepared by the Sellers for the Ancillary Costs of the Transfer Accounting Period as set out in clause 6.9.1;
“Tax” means any form of taxation, levy, duty, charge, contribution, withholding or impost of whatever nature (including any related fine, penalty, surcharge or interest) imposed, collected or assessed by, or payable to, a Tax Authority;
“Tax Authority” means any government, state or municipality or any local, state, federal or other authority, body or official anywhere in the world exercising a fiscal, revenue, customs or excise function;
"Tenant" means a user, tenant or lessee under a Lease as defined in clause 11.5.3;
“Title Guarantee” has the meaning set out in clause 10.8 and refers to specific Guarantees relating to legal title to Purchase Objects;
“Total Down Payment” means the aggregate of all Down Payments according to clause 4.3 being EUR 23,250,000;
"Total Purchase Price" means the aggregate of all Purchase Prices according to clause 4.1, as adjusted as per clause 4.13, being EUR 465,000,000;

“Transfer Accounting Period” means the Ancillary Cost accounting period into which the Transfer Date falls as defined in clause 6.8;
"Transfer Date" means, in relation to each Purchase Object separately, the respective Payment Date in accordance with clause 5.1 and the IPAs;
“ZPO” means the German Civil Procedure Code (Zivilprozessordnung).
Where terms are defined in singular, the corresponding plural of the defined term shall jointly refer to all of the defined singular terms combined. Where terms are defined in plural, the corresponding singular of the defined term shall refer to any of the singular terms comprised in the defined plural.

3	INDIVIDUAL PURCHASE AGREEMENTS, PURCHASE OBJECTS, RELATION OF MASTER AGREEMENT AND INDIVIDUAL PURCHASE AGREEMENTS, LIABILITY, COLLECTIVE DESIGNATIONS

3.1
The IVG Seller 1, the INTERNOS Seller and the Deka Seller and the Purchaser 2, the Purchaser 3, the Purchaser 4, the Purchaser 5, the Purchaser 6, the Purchaser 7, the Purchaser 8, the Purchaser 9, the Purchaser 10, the Purchaser 11, the Purchaser 12, the Purchaser 13, the Purchaser 14, the Purchaser 15, the Purchaser 16, the Purchaser 17, the Purchaser 18, the Purchaser 19, the Purchaser 20, hereby conclude an asset purchase agreement over the Properties located in Germany (the “German APA”) as attached in Exhibit G.

3.2
The Parties, as set out below, have already conditionally concluded, in the form and language and under the governing law required in the respective jurisdictions of the relevant Properties and PropCos (“Local Law”), further asset purchase agreements and share purchase agreements (the “Original IPAs”).

For German notarisation purposes, and specifically in order to comply with the comprehensive notarisation principle (Gesamtbeurkundungsgrundsatz) and the requirements of sec. 311b para. 1 BGB the Parties, as set out below, hereby re-notarise such asset purchase and share purchase agreements in the English language as follows:

3.2.1
The Seller IVG Seller 1 and the Purchaser 1 hereby conclude an asset framework purchase agreement over a Property located in Belgium (the “Belgian Montoyer-FPA”) as attached in Schedule II-A of the Reference Deed INT.

3.2.2
The Seller INTERNOS Seller and the Purchaser 1 hereby conclude an asset framework purchase agreement over a Property located in Belgium (the “Belgian Souverain-FPA”) as attached in Schedule II-B of the Reference Deed INT.

3.2.3
The Sellers IVG Seller 1 and IVG Seller 2 and the Purchaser 1 hereby conclude a share framework purchase agreement over the Belgian PropCo (the “Belgian S-FPA”) as attached in Schedule III of the Reference Deed INT.

3.2.4
The Seller INTERNOS Seller and the Purchaser 1 hereby conclude an asset purchase agreement over Properties located in the Netherlands (the “Dutch APA”) as attached in Schedule IV of the Reference Deed INT.

3.2.5
The Sellers IVG Seller 1 and INTERNOS Seller and the Purchaser 1 hereby conclude an asset purchase agreement over Properties located in England and Wales (the “English APA”) as attached in Schedule V of the Reference Deed INT.

3.2.6	The Seller INTERNOS Seller and the Purchaser 1 hereby conclude an asset purchase agreement over a Property located in France (the “French APA”) as attached in Schedule VI of the Reference Deed INT.

3.2.7
The Seller IVG Seller 1 and the Purchaser 1 hereby conclude a share purchase agreement over the French PropCo 20 Rue Joubert, a société par actions simplifiée à capital variable, with registered office in Paris (8th arrondissement), 32 rue des Mathurins (the “French Joubert SPA”) as attached in Schedule VII-A of the Reference Deed INT.

3.2.8
The Seller IVG Seller 1 and the Purchaser 1 hereby conclude a share purchase agreement over the French PropCo 121 Rue d’Alésia, a société par actions simplifiée à capital variable, with registered office in Paris (8th arrondissement), 32 rue des Mathurins (the “French Alésia SPA”) as attached in Schedule VII-B of the Reference Deed INT.

3.2.9
The Seller IVG Seller 1 and the Purchaser 1 hereby conclude a share purchase agreement over the French PropCo 58 Avenue Marceau, a société par actions simplifiée à capital variable, with registered office in Paris (8th arrondissement), 32 rue des Mathurins (the “French Marceau SPA”) as attached in Schedule VII-C of the Reference Deed INT.

3.2.10	The Seller IVG Seller 3 and the Purchaser 1 hereby conclude an asset purchase agreement over the Property located in Italy (the “Italian APA”) as attached in Schedule VIII of the Reference Deed INT.

3.2.11
The Seller INTERNOS Seller, the Purchaser 21 and the Purchaser 22 hereby conclude an asset purchase agreement over Properties located in Portugal (the “Portuguese APA”) as attached in Schedule IX of the Reference Deed INT.

3.2.12
The Sellers IVG Seller 1 and INTERNOS Seller and the Purchaser 1 hereby conclude an asset purchase agreement over Properties located in Scotland (the “Scottish APA”) as attached in Schedule X of the Reference Deed INT.

3.2.13	The Seller IVG Seller 1 and the Purchaser 1 hereby conclude an asset purchase agreement over Property located in Spain (the “Spanish APA”) as attached in Schedule XI of the Reference Deed INT.

3.3	The purchase agreements set out in clauses 3.1 and 3.2 are jointly referred to as the “IPAs” and each individually as an “IPA”.

3.4
The assets sold under the IPAs – real property and/or shares, respectively, in each case with legal constituents (gesetzlichen Bestandteilen), inventory (Zubehör) and other items as specifically defined and designated in the IPA – are jointly referred to as the “Purchase Objects” and each individually as a “Purchase Object”.

3.5	In relation to the IPAs set out in clause 3.2 the following applies:

3.5.1	The Original IPAs have each been concluded and the IPAs are each concluded under the condition precedent that this Master Agreement is notarised.
The Parties hereby agree and confirm that with the notarisation of this Master Agreement this condition precedent is fulfilled in each case. They instruct the Notary to issue a written confirmation corresponding to the template attached as Schedule 3.5.1 to each Party that this Master Agreement has been notarised (the “Notarisation CP Confirmation”).

To the extent so required, under Local Law the Parties undertake to repeat the Notarisation CP Confirmation themselves in the required form.

3.5.2
Where the Original IPAs are not in the English language, the Parties hereby agree that the English language versions of the IPAs as attached in Schedules II-A, II-B and VI are correct English translations of the Original IPAs.

Should a discrepancy between an IPA and the Original IPA nevertheless subsequently be detected, the IPA shall prevail and the Parties undertake to amend the Original IPA accordingly to fully correspond to the IPA (unless such amendment is not possible or legal under Local Law – in which case the Original IPA shall prevail).

3.5.3
The Notary has instructed the Parties that he is not qualified to advise on documents not governed by German law and accordingly assumes no responsibility for their content, validity and legality. He has, therefore, advised the Parties about the resulting risks, and, therefore to seek independent advice by advisors qualified to advise on Local Law. Nevertheless the persons appearing insisted on the immediate notarisation.

3.5.4
The rights and obligations of the Parties under the IPAs and the Original IPAs do exist only once, not twice, and the fulfilment of an obligation under an IPA effects the automatic fulfilment of the corresponding obligation pursuant to the Original IPA for the very same Purchase Object, and vice-versa.

3.6
Where there are contradictory discrepancies between this Master Agreement and an IPA (as opposed to discrepancies of a nature only clarifying, individualising or transforming into Local Law concepts or provisions of this Master Agreement), the provisions of this Master Agreement shall prevail and the Parties undertake to amend the IPA and the Original IPA accordingly to fully correspond to this Master Agreement (unless such amendment is not possible or legal under Local Law – in which case the IPA shall prevail). The same applies for the instructions to the Notary in which case the instructions given by the Parties in the Master Agreement prevail.

3.7
In case of one or several or all IPAs or Original IPAs subsequently becoming invalid due to legal reasons, all parties undertake to use their best efforts to eliminate the legal reasons for the invalidity subject to the terms and conditions of the IPAs, Original IPAs and this Master Agreement.

3.8
The Parties hereby agree that this Master Agreement, the IPAs and the Original IPAs shall only constitute a legal unity (rechtliche Einheit) for the purpose of entering into the aforementioned agreements on the date of this Master Agreement, and otherwise shall not constitute a legal unity (rechtliche Einheit). However, the IPA for a certain Purchase Object and the Original IPA for the same Purchase Object are legally dependent upon each other. In consequence:

3.8.1
the IPA and Original IPA for one Purchase Object may subsequently suffer different fates than the IPAs and Original IPAs for other Purchase Objects, e.g. in case of invalidity, execution or consummation obstacles and rescissions.

3.8.2	the IPAs, Original IPAs and this Master Agreement do not require notarial form (notarielle Beurkundung) in respect of, but not limited to:

(i)	any amendment or variation to, or waiver of, this Master Agreement, the IPAs and the Original IPAs; and

(ii)	the exercise of any rights under this Master Agreement or any IPA or Original IPA,

however, in each case only unless notarial form is required under Local Law or specially provided for in an IPA.

3.8.3	Should an IPA be or become entirely invalid, void or rescindable (rückabwickelbar), the Original IPA for the very same Purchase Object shall be invalid, void or rescindable as well, and vice-versa.

3.8.4	Should this Master Agreement be or become entirely invalid, void or rescindable, all IPAs and Original IPAs shall be invalid, void or rescindable as well.

3.9	Collective designations are used in this Master Agreement for ease of reference. The following applies to the use of the collective designations in this Master Agreement:

3.9.1
Whenever this Master Agreement refers to the Sellers or a Seller and, accordingly, to the Purchasers or a Purchaser, this always refers with regard to each Purchase Object, to the respective Seller and Purchaser of that Purchase Object.

3.9.2	Whenever this Master Agreement refers to the Purchase Objects or a Purchase Object, the corresponding provision applies separately to each individual Purchase Object.

3.10	The Purchasers are jointly and severally (gesamtschuldnerisch) obliged and liable for the performance of the obligations of each Purchaser under this Master Agreement and the IPAs.

3.11	The Sellers are not jointly and severally (gesamtschuldnerisch) obliged and liable under this Master Agreement and/or the IPAs.
Accordingly, even when this Master Agreement or the IPAs refer to obligations or liabilities of “the Sellers” this is not intended to create or imply a joint and several liability, i.e. each Seller assumes obligations and liabilities strictly only in respect of the Purchase Objects it sells under the respective IPA.

4	PURCHASE PRICE, DOWN PAYMENT, MATURITY OF PURCHASE PRICE

4.1	The aggregated purchase price for all Purchase Objects under all IPAs (the “Total Purchase Price”) is
EUR 465,000,000
(in words: four hundred and sixty five million Euro)
The Total Purchase Price is the aggregate of all individual purchase prices under the IPAs (together the “Purchase Prices” and each a “Purchase Price”) as again set out for each Purchase Object in Exhibit F.
For the avoidance of doubt, in cases where the Purchase Object is not a Property but shares or interests in a PropCo, the Purchase Price in the meaning of this Master Agreement is the initial asset purchase price (net, debt and cash free) it being understood that such initial purchase price is subject to subsequent adjustment mechanisms as agreed in the relevant IPA and in clause 4.13, and that the purchase price accordingly deviates and can also be lower.
The Parties confirm that according to their common understanding the Purchase Prices attributed to the Purchase Objects correspond to their current fair market value.

4.2
All Purchase Prices are net amounts and do not contain any value added tax, turnover tax (Umsatzsteuer) or comparable tax under the relevant Local Law. The relevant VAT regime under Local Law is reflected in the IPAs, where necessary.

4.3
NorthStar Reality Finance Corp. has on behalf of all Purchasers deposited prior to the notarisation of this Master Agreement to an escrow account established by the Notary a partial amount of five per cent of each Purchase Price (each a "Down Payment"), i.e. in aggregate an amount of five per cent of the Total Purchase Price (the “Total Down Payment”). The allocation of the Down Payments to the Purchase Objects is summarised in Exhibit F. Receipt of the Total Down Payment is hereby confirmed by the Notary.

Each Purchase Price minus the corresponding Down Payment is defined as the “Remaining Purchase Price”.
The Notary is instructed to invest the Down Payments at standard banking conditions and release the Down Payments in accordance with clauses 4.7.1 and 13.6.
In case of a rescission or other unwinding of this Master Agreement or an IPA, the Parties hereby irrevocably instruct the Notary to pay out the Down Payments in accordance with clauses 10.16 and 13.6.

4.4	The Notary will collect the following additional confirmations:

4.4.1
for each IPA (except the German APA) separately, confirmation in writing of the Parties that the further conditions precedent for the validity (Wirksamkeitsvoraussetzungen) of the respective IPA have been fulfilled corresponding to the template attached as Schedule 4.4.1 (each a “IPA CP Confirmation”); and

4.4.2
for each Purchase Object separately, confirmation in writing of the Parties that the conditions precedent for the maturity of the Purchase Price (Kaufpreisfälligkeitsvoraussetzungen) for the respective Purchase Object (“Purchase Price Maturity CPs”) under the respective IPA, save for any excluded completion items set out in an IPA, have been fulfilled, corresponding to the template attached as Schedule 4.4.2 (each a “Purchase Price CP Confirmation”). This does not apply for the Properties subject to the German APA, where the Notary does not need to rely on a confirmation of the Parties but is himself able to determine fulfilment of the respective Purchase Price Maturity CPs; and

4.4.3	for the Cuxhaven Purchase Object, the confirmation by the Deka Seller and the Purchaser 11 that the Maturity Notice can be sent; and

4.4.4	the Parties have confirmed or the Sellers have proven to him that the Merger Control Clearance Event according to clause 16.1 has occurred.
The Parties undertake to provide such IPA CP Confirmations and Purchase Price CP Confirmations to the Notary unasked and promptly once such conditions have been fulfilled.

4.5
The Notary will notify the Parties, each such notification a “Maturity Notice”, as follows, unless the Notary has been instructed in writing otherwise by the Parties pursuant to clauses 9.6 and 9.9 or by either Parties pursuant to clause 9.3.1:

4.5.1
on 13 February 2015 about all IPA CP Confirmations and Purchase Price CP Confirmations he has received by 12 February 2015, 24.00 hrs. (midnight) Central European Time (the “February Maturity Notice”);

4.5.2
on 17 March 2015 about all further IPA CP Confirmations and Purchase Price CP Confirmations he has received since 13 February 2015 and by 16 March 2015, 24.00 hrs. (midnight) Central European Time (the “March Maturity Notice”);

4.5.3
on 16 April 2015 about all further IPA CP Confirmations and Purchase Price CP Confirmations he has received since 17 March 2015 and by 15 April 2015, 24.00 hrs. (midnight) Central European Time (the “April Maturity Notice”);

4.5.4
on 14 May 2015 about all further IPA CP Confirmations and Purchase Price CP Confirmations he has received since 16 April 2015 and by 13 May 2015, 24.00 hrs. (midnight) Central European Time (the “May Maturity Notice”);

4.5.5
at any time after 14 May 2015 about all further IPA CP Confirmations and Purchase Price CP Confirmations he receives, on a Purchase Object by Purchase Object basis for all Purchase Objects in relation to which the Notary has not received any rescission pursuant to clause 13.9.1 by one of the Parties;

it being understood that the Cuxhaven Purchase Object shall be included in the Maturity Notice next to be sent out after the confirmation specified in clause 4.4.3 has been received by the Notary.
The notification of the Maturity Notice may be sent by Email and afterwards by courier and the dispatch by the Notary shall be decisive.

4.6	The Purchase Prices will be due and payable in tranches on the following Dates (the "Maturity Dates"):

4.6.1	on 27 February 2015 (the “February Maturity Date”) for all Purchase Objects included in the February Maturity Notice;

4.6.2	on 31 March 2015 (the “March Maturity Date”) for all Purchase Objects included in the March Maturity Notice;

4.6.3	on 30 April 2015 (the “April Maturity Date”) for all Purchase Objects included in the April Maturity Notice;

4.6.4	on 29 May 2015 (the “May Maturity Date”) for all Purchase Objects included in the May Maturity Notice;

4.6.5	ten Business Days after any further Maturity Notice.
The Purchase Prices accordingly fall due on a per Purchase Object basis according to the tranches set out above, the Maturity Dates having been chosen to fall on the last Business Day of any given month and Maturity Notices having been chosen to be issued so that ten Business Days lapse between them and the respective Maturity Date.
If – contrary to expectation – no Purchase Price at all would fall due at a certain Maturity Date, the respective tranche will simply be omitted without any further consequences and the Notary will assess the status again when the next date for the issuance of a Maturity Notice approaches.
In relation to each of the Purchase Objects sold under the French APA and the French Joubert SPA, the Purchaser has a deferral right (the “Deferral Right”) as follows:
The Deferral Right can only be exercised in writing (telefax suffices) vis-à-vis the respective Seller with a copy to the Notary until 12 February 2015 and needs to designate to which of the IPAs it relates.

In case the Deferral Right is exercised, the Maturity Date for the relevant Purchase Object or Purchase Objects shall occur on 31 March 2015, provided that all other Purchase Price Maturity CPs are also fulfilled by 16 March 2015.

4.7	At each Maturity Date, the following payments are due:

4.7.1
The Notary shall release the Down Payments allocated to the Purchase Objects for which the Purchase Prices fall due at such Maturity Date to the respective Seller’s accounts set out in clause 4.8, unless the Notary has been instructed otherwise by the Parties pursuant to clauses 10.16 and 13.6. The Parties hereby irrevocably instruct the Notary to disburse the Down Payments accordingly. For the avoidance of doubt the adjustment of the Purchase Price pursuant to clause 4.13 shall have no effect on the Down Payments to be released by the Notary pursuant to clause 4.7.1.

4.7.2	The Purchasers are obliged to pay the Remaining Purchase Prices in accordance with the provisions of the relevant IPAs.

4.8	All payments to the Sellers must be made to their accounts designated in Exhibit H, unless stipulated differently under the relevant IPA.

4.9
A payment of the Remaining Purchase Price by the Purchaser is not already considered effected for the Purposes of this Master Agreement when the funds have been transferred but only once it has been fully, irrevocably and without reservations credited on the correct account of the Sellers (or as otherwise stipulated under the relevant IPA). The date of receipt of payment in accordance with clauses 4.7.2 to and including 4.9 is referred to as the “Payment Date” (provided that the Purchaser has not in any way interfered with the payment to be made by the Notary in accordance with clause 4.7.1; otherwise any delay in payment of the Down Payment shall be deemed to be a delay in the payment of the Remaining Purchase Price for the purposes of this Master Agreement).

4.10
All payments should – either in the reference of such payment or in a separate communication accompanying such payment – clearly designate in relation to which debt and Purchase Object they are made, it being understood that a reference to the City and the Street of the relevant Property shall be sufficient designation.

In case of missing or inconclusive designations, the Sellers are entitled to allocate the payment to any Purchase Prices falling due on such Maturity Date or any other due claims at their discretion. In the absence of an allocation by the Sellers, payments are allocated in the following order:

4.10.1	first, on due but outstanding contractual penalty claims;

4.10.2	secondly, on due but outstanding damage claims;

4.10.3	thirdly, on due but outstanding indemnity claims;

4.10.4	fourthly, on due but outstanding interest;

4.10.5	fifthly, on due but outstanding Purchase Price payment claims;
and within each category on older claims prior to newer claims.

4.11
Every Maturity Notice constitutes a preceding event in the meaning of sec. 286, para. 2, no. 2 BGB. Accordingly, the Purchasers are automatically in payment default if and when they fail to make payment of the Purchase Price on the relevant Maturity Date, i.e. no further reminder or deadline is required.

In the case of a default (Verzug) in the payment of a Purchase Price the Purchasers are required to pay default interest rate in the amount of five percentage points p.a.

4.12	The Purchasers submit to immediate enforcement (Unterwerfung unter die sofortige Zwangsvollstreckung) under this Document in their entire assets as follows:

4.12.1
The Purchasers submit to enforcement in the amount of the Remaining Purchase Prices and any default interest. Merely in light of the requirement of specification under the law on enforcement, and without establishing or limiting any claim under substantive law, default interest is deemed to be owed since 1 March 2015.

4.12.2
The Notary is irrevocably instructed to issue to the Sellers an enforceable official copy (vollstreckbare Ausfertigung) of this Document if the Sellers so request in writing and confirm in writing that any Remaining Purchase Price due has not been paid, however, in no case prior to the first Maturity Date. The Notary is irrevocably instructed to immediately inform the Purchaser in writing of the issuance of the enforceable official copy.

4.13
The Parties assume that on the February Maturity Date the largest part of the Total Purchase Price will be due and payable and that by the April Maturity Date the Total Purchase Price will have fallen due in its entirety. The Purchaser has assumed as the basis for its discounted cash flow valuation that all of the Total Purchase Price will become due and payable on the February Maturity Date. The Parties thus agree that, should – regardless of the reason – less than the Total Purchase Price actually become due and payable on the February Maturity Date, those Purchase Prices not payable on the February Maturity Date shall be adjusted as follows:

4.13.1
each individual Purchase Price due and payable on the March Maturity Date shall be reduced by an amount equal to one twelfth of the aggregate annual net rent minus non recoverable Ancillary Costs as listed for the respective Property in the list specified in clause 11.5.1.

4.13.2
each individual Purchase Price due and payable on the April Maturity Date shall be reduced by an amount equal to two twelfths of the aggregated annual net rent minus non recoverable Ancillary Costs as listed for the respective Property in the list specified in clause 11.5.1.

4.13.3
each individual Purchase Price due and payable on the May Maturity Date shall be reduced by an amount equal to three twelfths of the aggregated annual net rent minus non recoverable Ancillary Costs as listed for the respective Property in the list specified in clause 11.5.1.

4.13.4
each individual Purchase Price due and payable after the May Maturity Date shall be reduced by three months of the aggregated net rent minus non-recoverable Ancillary Costs, plus the aggregated net rent minus non recoverable Ancillary Costs for the time as of 1 June 2015 and thereafter, determined on a pro rata temporis day-by-day basis, as listed for the respective Property in the list specified in clause 11.5.1.

5	TRANSFER DATE

5.1
The transfer of the respective Purchase Object will occur, separately for each Individual Purchase Object, automatically at the beginning of the Payment Date (hereinafter separately referred to as the "Transfer Date" for each Purchase Object).

5.2
The Parties endeavour to make the transfer of legal title (= legal ownership) coincide with the Transfer Date to the extent possible or practical under Local Law and subject to any contrary provision in the relevant IPA. For the Dutch Properties, the Dutch APA shall stipulate that the risk transfers only upon execution of the Dutch notarial transfer deeds.

However, should there be a deviation between date of transfer of legal title and the Transfer Date, the Parties agree as follows: On the Transfer Date (0:00 hours CET) the possession, risk, benefits and burdens (including all tax burdens and duties under public law related to the Purchase Object) pass to the Purchasers (= transfer of commercial ownership).
Where the Purchase Object is a Property, the Sellers will hand over to the Purchasers all keys or other entry media to the Property and enable the Purchasers to exercise full management of the Purchase Object.
Where the Purchase Object is a PropCo, the Sellers will grant the Purchasers full control over the management and governance of the Purchase Object.

5.3	The risk of incidental deterioration and coincidental demise of the Purchase Object shall pass to the Purchasers on the Transfer Date. Specific provisions are set out in the IPAs.

5.4
All obligations and property costs relating to the Purchase Objects (e.g. taxes, public charges, ancillary costs for operation of the Properties (utilities, etc.)) shall be settled between the Parties as per the Transfer Date. Where such costs cannot be specifically allocated to the time prior or post the Transfer Date, they shall be allocated on a pro rata temporis basis as per the Transfer Date.

The Sellers will forward all monies received relating to the respective Property and the time period after the Transfer Date to the Purchasers without undue delay and shall, upon receipt of a proper invoice, reimburse the Purchasers promptly without undue delay for any costs which are paid by the Purchasers after the Transfer Date but relating to the period prior to the Transfer Date. The same applies vice versa.

5.5
In order to make the settlement of costs according to clause 5.4 more efficient, the Parties agree to settle such obligations and costs only once (and every time) they exceed an amount of EUR 5,000 net per Purchase Object in aggregate, but at least once every calendar month. Where the costs exceed such threshold amount, the Parties will settle the full amount of the costs and not just the excess (Freigrenze, kein Freibetrag).

5.6
The Purchasers will indemnify the Sellers against the assertion of claims for property taxes (Grundsteuern and their equivalents under Local Law) which accrue proportionately to the time from (and on) the Transfer Date, also to the extent that claims have been asserted against the Seller as the obligor for the year in which the Transfer Date falls.

The Sellers will indemnify the Purchasers against the assertion of claims for property taxes which accrued for the time periods before the Transfer Date, also to the extent that claims have been asserted against the Purchaser as the obligor for the year in which the Transfer Date falls.

5.7
All deeds, documents and information related to the Purchase Objects shall, to the extent that the Sellers have these items in their possession or control, be handed over to the Purchaser within two weeks after the Transfer Date, it being understood that the hand-over does not have to be centrally in one location upon closing ("physical closing"), but can take place locally in each jurisdiction. Sellers and Purchaser shall work together to agree on the details of how the handover shall be effected in due course to allow Sellers ample time to prepare. The Sellers will hand over the originals of the documents unless the Sellers are required by law to retain the originals and, in such case, provide accurate copies instead, in such format as may be designated in the IPAs.
The Sellers undertake to forward to the Purchasers without undue delay any tax notices by tax authorities relating to the Individual Purchase Objects received by the Sellers after the Transfer Date.

5.8
Where the Purchase Object is a Property and unless stipulated differently in the relevant IPA, the Sellers hereby assign to the Purchasers, who accept such assignment, all claims against contractors, architects, neighbours and other third parties in relation to the Purchase Objects with effect as per the Transfer Date. The Sellers, however, assume no liability for the existence, scope, enforceability and assignability of these assigned claims.

If and to the extent that the Purchasers validly claim against the Sellers under Guarantees, and are compensated by the Sellers, the Purchasers re-assign such claims to the Sellers, subject only to the actual receipt of the compensation under the Guarantee and only insofar as necessary in order to enable the Sellers to take recourse. The Sellers accept such re-assignment.
The assignment and re-assignment in this clause 5.8 does not cover claims against Tenants and tax related claims which are governed by specific provisions.

5.9
In the period between the date of this Master Agreement and the Transfer Date the Sellers undertake to support the Purchaser in order to secure the proper and orderly transfer of the operation and management of the Purchase Objects to the Purchasers. They will in particular (i) share information, (ii) grant the Purchasers reasonable access to the Sellers' staff currently dealing with the Property (it, however, being understood that the Sellers themselves will be occupied with preparations for the Transfer Date and no new reporting lines can be established) and (iii) grant the Purchaser access to the relevant property managers, release the property managers from confidentiality obligations vis-à-vis the Purchasers and – within the framework of the existing scope of services agreed with the property managers – instruct these to support the Purchasers.

Should the Purchasers in the first three months after the Transfer Date still reasonably require any information or assistance in connection with a smooth transfer of the operation and management of the Purchase Objects to the Purchaser, the Sellers will make reasonable efforts to support the Purchaser in this regard and will in particular grant reasonable access to the Sellers' staff currently dealing with the Property. The Purchasers are, however, aware that the Sellers will terminate or, where possible and upon request, transfer to the Purchaser, the property management agreements as per the Transfer Date and unwind the asset management in relation to the Properties so that they will not be able to hold available significant resources.
Should the Sellers after the Transfer Date reasonably require any information or documents in connection with the unwinding or the liquidation of the Funds on account and behalf of which the Sellers own the Purchase Objects, the Purchasers will endeavour to use best efforts to support the Sellers in this regard and will in particular grant reasonable access to, and provide copies (at Sellers' expense) of, such documentation, which shall have been handed over to Purchaser by the Sellers since the Transfer Date.

6	SPECIFIC TRANSFER PROVISIONS ON LEASES
The following provisions apply where the Purchase Object is a Property

6.1
Where the Leases, as defined in clause 11.5.1, do not or not yet automatically transfer to the Purchaser on the Transfer Date by operation of law (for example under German law: sec. 566 BGB) the Parties:

6.1.1	shall endeavor to achieve such a transfer of Leases on the Transfer Date by contractual agreement; and

6.1.2
where such a transfer by contractual agreement cannot be achieved, e.g. because required third party consents are withheld, the Parties inter se (im Innenverhältnis) shall treat each other as if the Leases had transferred to the Purchasers on the Transfer Date.

6.2
The Sellers assign all their claims under the Leases under the condition precedent and with effect from (and on) the Transfer Date to the Purchasers. Subject to the IPA in relation to the relevant Purchase Object being rescinded or otherwise not consummated, the Purchaser hereby re-assigns these claims to the respective Seller with effect from the Business Day following such rescission, subject only to receipt of the respective Purchase Price of the relevant Purchase Object in accordance with this Master Agreement. The Sellers hereby accept such re-assignment.

6.3
The Sellers and the Purchasers will cooperate in notifying the Tenants under the Leases of the change of landlord. The Sellers shall, prior to the Transfer Date, provide the Notary with letters materially corresponding to the template attached as Schedule 6.3 in which they confirm the sale of the Purchase Objects and the assignment of the claims under clause 6.2; the Notary is hereby instructed to release these letters to the Purchaser without undue delay after the Transfer Date, so that the Purchaser can send out these letters to the Tenants.

The Sellers shall also instruct the property managers, at the request of the Purchasers, to notify the Tenants and to request the Tenants to make all payments under the Leases relating to time periods from (and on) the Transfer Date to the accounts designated by the Purchasers.

6.4
The Sellers shall promptly forward to the Purchasers all payments under the Leases they receive that relate to time periods from (and on) the Transfer Date and vice versa. In order to avoid a multitude of single payments, each Party is entitled to make payments of the aggregate amounts that have fallen due under this clause 6.4 only on every tenth Business Day of any given month.

6.5	The Purchasers will declare the rental income as their own turnover in turnover tax or value added tax returns as from the Transfer Date.

6.6
The Sellers hereby authorise the Purchasers to exercise all rights under the Leases as from the Transfer Date, including the right to terminate, amend or vary the lease agreements. The Sellers will, on the Transfer Date (but in turn (Zug um Zug) to receipt of the Purchase Price), provide the Purchasers with appropriate written powers of attorney in separate documents materially corresponding to the template attached in English language as Schedule 6.6 but which will be translated into local language where appropriate.

6.7
Unless specified differently in the IPAs, the Sellers will effect the reconciliation of service charges, operating expenses and ancillary costs that are incurred by the Sellers, but charged to the Tenants (the “Ancillary Costs”) for all accounting periods (calendar years) that are already concluded on the Transfer Date and be entitled to any claims against Tenants and liable for any liabilities vis-à-vis Tenants resulting therefrom. This also applies if the reconciliation only takes place after the Transfer Date.

6.8	In relation to Ancillary Costs for the accounting period in which the Transfer Date falls (the “Transfer Accounting Period”) the Parties will closely cooperate. They will furnish each other all relevant information and documentation in relation to Ancillary Costs for the Transfer Accounting Period. Unless stipulated differently in an IPA, the following additional provisions apply:

6.8.1
The Sellers shall no later than six weeks after such Transfer Date make available all relevant documents (e.g. invoices) that will later enable the Purchasers to settle Ancillary Costs vis-à-vis the Tenants. The Sellers shall also prepare, and the Parties shall agree upon, a settlement account for the Transfer Accounting Period (the “Settlement Account”).

6.8.2	The Settlement Account is to be prepared on a Property by Property basis with effect as of the Transfer Date promptly, and no later than six weeks after the respective Transfer Date.

6.8.3
The Settlement Account shall contain all advance payments collected from the Tenants in respect of Ancillary Costs of the Transfer Accounting Period up to (but excluding) the Transfer Date. From such payments the Sellers are entitled to deduct any payments actually made by the Sellers in settlement of Ancillary Costs in the Transfer Accounting Period as far as such payments do not relate to vacant parts of Properties (Leerstandsflächen).

6.8.4
To the extent possible, costs that are metered are to be taken into account based on interim meter readings on or about the Transfer Date. To the extent this is not possible the Sellers may in their equitable discretion (billiges Ermessen) according to sec. 315 BGB use adequate averages or experience values. Costs that cannot be precisely allocated to either the time prior to the Transfer Date or the time from (and including) the Transfer Date may be accounted on a pro rata temporis basis.

6.8.5
The Sellers are obliged to pay out to the Purchasers within ten Business Days following agreement of the Settlement Account any positive balance of the Settlement Account. Conversely, the Purchasers are obliged to pay out to the Sellers within ten Business Days following agreement of the Settlement Account any negative balance of the Settlement Account.

6.8.6
Once the payments according to clause 6.8.5 are effected, the Ancillary Costs for the Transfer Accounting Period are finally settled between the Parties inter se. All payments subsequently made by or owed to Tenants in relation to Ancillary Costs of the Transfer Accounting Period are exclusively for the account of the Purchasers. The Purchasers shall indemnify the Sellers against any third party claims deviating from this internal allocation.

6.8.7	In relation to Ancillary Costs of the Transfer Accounting Period the Sellers further have the obligations according to clauses 8.1.4 and 8.1.5.

7	SPECIFIC TRANSFER PROVISIONS ON INSURANCE AND ONGOING LITIGATION

7.1
The Sellers are responsible to insure the Purchase Objects in the present scope until (but excluding) the Transfer Date and pay the corresponding insurance premiums. They are entitled to terminate the insurance cover as per the Transfer Date and are not liable for insurance premiums relating to periods after the Transfer Date.

Unless specified differently in the IPAs, where the Sellers’ insurances automatically transfer under statutory law, the Purchasers are obliged to (i) reimburse to the Sellers on a pro rata temporis basis any insurance premiums already paid by the Sellers which relate to the time from (and on) the Transfer Date and (ii) terminate such insurances at the earliest possible date following the Transfer Date.
The Purchasers are responsible to conclude their own insurance for the time from (and on) the Transfer Date. The Sellers will introduce the Purchasers to the existing insurers or insurance brokers with the aim of facilitating follow-up insurance, and will use reasonable efforts to assist the Purchaser in answering any queries related to the Properties by any insurers contacted by the Purchaser.
Until the last possible rescission date under this Master Agreement and in no event for a period of time lapsing before change of title to the relevant Property occurs, the Purchasers are obliged to implement and maintain owners’ liability and property insurance cover that shall not fall below the full reinstatement value of the Properties. At the request of the Sellers the Purchasers are obliged to document that cover complying with the provisions in this clause is in place.

7.2	Any litigation relating to the Properties and initiated by or against the Sellers prior to the Transfer Date shall be dealt with as follows:

7.2.1
The litigation shall be continued by the Sellers at their costs, and the Purchasers shall have no obligation to participate in the court proceedings. The Purchasers shall, however, reasonably support the Sellers in case access to information in the possession of the Purchasers is required in the litigation.

7.2.2
Any obligations resulting from the outcome of the litigation shall be borne by the Sellers insofar as the factual circumstances or tenant's payments relate to the time prior to the Transfer Date, and the Sellers shall indemnify the Purchaser insofar from and against any claims brought against Purchaser on the basis of such litigation.

7.2.3
Any obligations resulting from the outcome of the litigation shall be borne by the Purchaser insofar as they relate to reclaiming payments made by the relevant litigation counterparty after the Transfer Date and actually received by the Purchaser. The Purchaser shall transfer such payments to the Sellers upon their written request and provided the Sellers show that the respective claim by the litigation counterparty has been settled by the Sellers.

7.2.4
For the avoidance of doubt, the Sellers shall be under no obligation to compensate the Purchaser for any shortfall in income (be it rent or otherwise) resulting from the outcome of litigation which the Purchaser may suffer after the Transfer Date.

8	MANAGEMENT OF PURCHASE OBJECTS UNTIL TRANSFER DATE

8.1
Until (but excluding) the Transfer Date, the Sellers undertake to manage the Properties with the diligence of a prudent real estate professional (Sorgfalt eines ordentlichen Immobilienkaufmanns) or – in cases where the Purchase Object is a PropCo – procure that the Properties are managed in such manner. The Sellers will, in particular, but without limitation, until the Transfer Date:

8.1.1	maintain on existing terms all existing insurance policies relating to the Properties until the Transfer Date;

8.1.2	continue to effect at their own cost any strictly required routine maintenance and repair;

8.1.3	carry out all inspections required by mandatory law, public order or insurance requirements;

8.1.4	comply with the landlord's obligations under the leases and collect rents and payments/pre-payments from tenants on Ancillary Costs;

8.1.15	pay to the relevant utility providers, service providers and other third parties all due Ancillary Costs and other costs that cannot be charged to Tenants;

8.1.6	prepare due rent reviews, unless specified otherwise in the IPAs, and claim pre-agreed or index based rent adjustments when due;

8.1.7	police any breaches of lease agreements by Tenants extra-judicially, i.e. without any obligation to commence litigation against such Tenants;

8.1.8	pay all due taxes, duties and other public charges;

8.1.9	make all due payments to financing banks and other creditors (e.g. contractors) in order to avoid recourse against or enforcement of charges secured on the Properties;

8.1.10
continue complying with all material laws, as applicable (for the avoidance of doubt this obligation does not oblige the Sellers to carry out inspections or perform upgrades that are not or not yet required by law);

8.1.11
inform the Purchaser without undue delay (in any case within five Business Days after discovery) and in writing of any deterioration of any Property, and allow the Purchaser access to the relevant Property to make his own assessment of the deterioration; and

8.1.12	inform the Purchaser without undue delay (in any case within five Business Days after discovery) and in writing about any material event (e.g. insolvency, termination of lease) with a Tenant.
The Purchaser may enquire, from time to time, as to the progress on specific items of property management. The Sellers will procure that the Purchaser will receive adequate answers without undue delay without, however, new reporting formats thereby being established. Where matters are not progressing properly, the Purchaser may request from the Sellers that the Properties are managed prudently within the meaning of sentence 1 of this clause 8.1, and the Sellers shall take into due consideration such request.

8.2
Where a Purchase Object is a Property, the Sellers undertake not to conclude, amend, vary, terminate or accept to be surrendered, or negotiate or agree rent reviews, or waive any breach of, any agreements with current Tenants, new tenants, neighbours, contracts under public law or other contracts, including the granting of security, relating to the Purchase Object without the consent of the Purchaser after the notarisation of this Master Agreement and not to take any other measures (for example commence litigation) which have or could have any material effects on the condition, value, usability, earnings or similar relevant effects on the Purchase Object. The Parties agree that any measure described in the preceding sentence with a cost effect of less than EUR 10,000 in an individual case and EUR 50,000 per Property in the aggregate is deemed not to be material and Purchaser's consent is deemed to be granted. The Sellers further undertake not to dispose of, charge or encumber, except as specifically provided for or permitted under the IPAs, any Property.

Where the Purchase Object is a PropCo the preceding paragraph applies accordingly on the corporate level and the Sellers shall procure that the relevant PropCo adheres to these guidelines on a Property level.
In relation to measures described in this clause 8.2:

8.2.1
The Purchasers may not unreasonably withhold or unduly delay their consent once requested and, in particular, shall grant such consent insofar as the conclusion of a contract or any other declaration or action is objectively appropriate in the ordinary course of business when complying with the standard of care of a prudent commercial party (Sorgfalt eines ordentlichen Kaufmanns).

8.2.2	Any consent requested by the Sellers and not explicitly refused within a period of ten Business Days following receipt of the Seller's request for consent shall be deemed granted.

8.2.3
No consent shall be required where immediate measures are necessary in order to (i) comply with statutory law or orders of courts or public authorities or (ii) to avert imminent danger (Gefahr im Verzug) for the relevant Purchase Object, it being understood that the Sellers shall inform the Purchaser of the immediate measure taken without undue delay.

8.3
The Sellers shall without undue delay provide the Purchasers with copies of all material notices received by the Sellers which relate to any of the Properties (including, without limitation, notices received from Tenants or local or municipal authorities) and which could reasonably be expected to have a material effect on the management, investment value or use of the Properties.

8.4
Where legal title to the Properties does not already pass to the Purchasers on the Transfer Date, the Sellers hereby grant power of attorney to the Purchasers as of the Transfer Date to enter into lease agreements or to amend or terminate lease agreement with effect as of the Transfer Date, provided that the effects of such agreements cannot be held against and are not binding upon the Sellers. The IPAs set out alternative mechanisms (opt out) where the mechanism in this clause 8.4 is not compatible with Local Law.

8.5
Until the Transfer Date and, to the extent required also after the Transfer Date, the Sellers and the Purchasers will co-operate and assist each other on a good faith basis in managing the Purchase Objects and complying with all statutory tax filing and payment obligations. In particular, the Sellers will furnish all available information regarding potential input turnover tax or value added tax (Vorsteuer) repayment obligations to the Purchaser and will amend invoices to Tenants for time periods before the Transfer Date, if required. If the Sellers do not or not in full comply with this obligation such that the Purchasers may not or not in the correct manner make any necessary VAT adjustments, the Sellers shall indemnify and hold the Purchasers harmless from any disadvantages or damages resulting from the Sellers’ non- or incomplete compliance with its obligation to make correct VAT adjustments (incl. but not limited to any interest damages).

8.6
The Sellers undertake to not agree any new rent free periods, cash allowances or cash contributions (”Tenant Incentives”) relating to any of the Properties after today and to settle, prior to the Transfer Date, with the relevant tenants all Tenant Incentives agreed to as of today, that are due or relate to time periods prior to the Transfer Date. The Sellers further undertake to settle with the relevant tenants all cash allowances or cash contributions agreed to as of today, that are due or relate to time periods after the Transfer Date, regardless of whether these have been disclosed in the Data Room.

9	MATERIAL ADVERSE CHANGE
This clause 9 exhaustively governs the consequences of a material adverse change in relation to a Property occurring between today and the relevant Transfer Date. A material adverse change can be either (i) the deterioration of the relevant Property as stipulated in clauses 9.1 through 9.6 or (ii) the loss of a major Tenant as stipulated in clauses 9.7 through 9.12.

9.1	The Sellers shall not be liable for any deterioration of a Property

(i)
that constitutes ordinary wear and tear which might reasonably be expected in the usual course of business of the Properties, it being understood that any wear and tear resulting from actions, or the lack of actions, not in compliance with clause 8.1 shall in no case be deemed to be ordinary wear and tear; or

(ii)	where Projected Reinstatement Costs are expected to not exceed EUR 12,500 per Property (de minimis)
(“Normal Wear and Tear”).

9.2
The Sellers shall be liable for any deterioration of a Property beyond Normal Wear and Tear (“Relevant Deterioration”). In such case, they shall be obliged to remedy, if the Relevant Deterioration is discovered prior to or until two months after the Transfer Date in a good and workmanlike manner with materials corresponding to the market standard and the standard of the relevant Property and by a fully suitable firm such Relevant Deterioration without undue delay after the deterioration is discovered (i.e. also prior to the Transfer Date) up to the following maximum:

(i)	Projected Reinstatement Costs of up to EUR 100,000; and

(ii)
an expected duration for the full completion of the reinstatement works, including, to the extent applicable, planning the necessary measures, tendering and commissioning contractors, obtaining required planning and other permissions and execution of the works (together the “Projected Reinstatement Time”) of up to four months as of the date the deterioration is discovered.

9.3	Where a deterioration exceeds the maximum set out in clause 9.2 (i) or (ii) (a “Material Deterioration”) the Sellers may, at their discretion, elect to:

9.3.1
either fully remediate such Material Deterioration at their own cost in which case either Party may and to instruct the Notary not to issue a Maturity Notice for the relevant Property until such reinstatement is concluded; or

9.3.2	instead of remediating the Material Deterioration,

(i)	transfer the Purchase Object to the Purchasers in its then current condition; and

(ii)	fully assign/transfer any insurance claims and proceeds payable based on the Material Deterioration to the Purchasers; and

(iii)
compensate the Purchasers for the actual reinstatement costs plus loss of income from the Property related to the Material Deterioration, it being understood that insurance proceeds actually received by the Purchaser as a result of the assignment/transfer of clause 9.3.2(ii) shall be deducted from such compensation. For the avoidance of doubt, the Purchaser shall receive cost compensation in excess of the Projected Reinstatement Costs only if the general layout and technical construction of the building is not materially altered (which, for the avoidance of doubt, the Purchaser shall be free to do at its discretion), unless this is a result of binding legal requirements applicable to the remediation works, as compared to the status quo ante, in which case the Purchaser shall receive the Projected Reinstatement Costs. Any actual reinstatement costs resulting from delays in the remediation, or from changes in building materials, in each case caused by the Purchaser (unless as a result of binding legal requirements applicable to the remediation works), shall be deducted from the actual reinstatement costs. The Purchaser shall diligently, but only extra-judicially and no longer than six months after the discovery of the Material Deterioration, pursue the claims against the insurance before claiming against the Sellers under this clause. Insofar as Purchaser is compensated by Sellers, any claims against the insurance are re-assigned to the Sellers.

9.4
Where Projected Reinstatement Costs exceed 30% of the Purchase Price of the affected Property, or Projected Reinstatement Time exceeds eight months after the discovery of the deterioration, either of the Parties shall be entitled to rescind in writing the IPA and the Original IPA of the affected Purchase Object with ten Business Days notice. In this case, the Seller has no further remediation or compensation obligation in relation to such Property.

9.5	All further claims of the Purchasers against the Sellers based on a deterioration of a Purchase Object are excluded to the full extent permissible under statutory law.

9.6
In case the Parties cannot agree on the Projected Reinstatement Costs or the Projected Reinstatement Time, these circumstances shall be determined for them by a jointly selected and appointed expert arbitrator (Schiedsgutachter). If the Parties cannot agree on an expert arbitrator such expert arbitrator will at the request of either Party be bindingly designated by the president of the Chamber of Commerce (or equivalent under Local Law, as designated in the IPAs) competent for the location of the affected Property. The costs of the expert arbitrator are split according to secs. 91 seq. ZPO, i.e. pro rata based on the deviation between the positions of the Parties, as notified to the expert arbitrator in advance, and the expert arbitrators findings. The expert arbitrator is asked to also decide on the costs in his determination.

If expert arbitrator proceedings are pending in relation to a Purchase Object, the Sellers and Purchasers shall jointly instruct the Notary not to send out the Maturity Notice of the Purchase Price for such Purchase Object according to clause 4.5 until ten Business Days after the Sellers and Purchasers have jointly confirmed in writing to the Notary that the determination of the expert arbitrator is rendered.

9.7
If the circumstances set out in clauses 9.7.1 and 9.7.2 are cumulatively fulfilled between the date of this Master Agreement and the Transfer Date for the relevant Purchase Object this shall constitute a material adverse change in relation to Leases (“Lease MAC”):

9.7.1	One of the following events occurs:

(i)	a Tenant extraordinarily terminates a Lease (i.e. not by exercising a regular termination or break right) unless such termination is apparently unjustified (offensichtlich unbegründet); or

(ii)
insolvency (Insolvenz), bankruptcy, administration, receivership or comparable proceedings are commenced or issued over the Tenant of a Lease or its assets or the opening is rejected due to a lack of assets; or

(iii)	the Sanofi Lease for the Marly-la-Ville Property is terminated by the Tenant, not renewed, or otherwise not continued, in particular as a result of an exercise by either party of its option right (droit d'option) during the proceedings for the determination of the rent of the renewed lease;
and

9.7.2	the rental income affected by one of the events set out in clause 9.7.1 exceeds 30% of the relevant Property’s total rent.

9.8	In case a Lease MAC occurs:

9.8.1	the Sellers shall inform the Purchaser and the Notary without undue delay (in any case within five Business Days after discovery) and

9.8.2
the Sellers shall grant the Purchaser immediate access to the relevant Tenant with the aim to – in close cooperation with the Sellers – (i) persuade the Tenant to remain in the Property and continue the Lease at unchanged conditions or (ii) as a fall-back position, negotiate a remaining of the Tenant in the Property at reasonably amended conditions (the “Tenant Negotiations”), it being understood, however, that such negotiations shall not take longer than 30 June 2015.

9.9
The Sellers and the Purchasers shall instruct the Notary not to send out a Maturity Notice for the duration of the Tenant Negotiations for the relevant Purchase Object until the Parties have informed the Notary in writing of the end of the Tenant Negotiations.

9.10
Upon conclusion of the Tenant Negotiations and taking into account their result the Sellers and the Purchaser shall negotiate in good faith a reasonable adjustment of the Purchase Price for the relevant Purchase Object.

9.11
Should the Sellers and the Purchaser not be able to agree on an adjustment of the Purchase Price such adjustment shall be bindingly determined for them by a jointly selected valuer as expert arbitrator (Schiedsgutachter) taking into due account the initially agreed Purchase Price, the remaining Lease term and the Lease MAC.

9.12
The valuer shall be one of Colliers, JLL, CBRE, Knight Frank or Cushman who shall carry out the valuation according to the RICS Red Book standards. The costs of the valuer shall be split according to secs. 91 seq. ZPO, i.e. pro rata based on the deviation between the positions of the Parties, as notified to the valuer in advance, and the valuer's findings. The valuer shall be asked to also decide on the costs in his determination.

The provisions in clause 9.6 apply accordingly.

9.13
If, following the final determination of the Purchase Price reduction by the valuer under clause 9.12, the Sellers taking into account their regulatory environment conclude that such reduction is inacceptable to them, they are entitled to rescind the relevant IPA.

10	GENERAL PROVISIONS ON SELLERS’ WARRANTIES

10.1
To the extent not specifically and explicitly set out in clause 11 or the IPAs and Original IPAs, the Sellers assume no guarantees, representations or warranties whatsoever in relation to the Purchase Objects, neither for defects in substance (Sachmängel) nor for legal defects (Rechtsmängel).

10.2	The Properties are accordingly purchased in their current "as is" condition (wie sie stehen und liegen).

The Purchasers have inspected and examined the Properties and employed legal, technical, environmental and financial advice in their assessment of the Properties, as usual in acquisitions of this kind. The Purchasers are accordingly aware of the condition of the Properties, as can be deducted by visual inspection, as well as the information provided by the Sellers in the Data Room. The Purchasers are especially aware that the Properties have a certain age and are accordingly not in a “as new” condition.
The Sellers assume no liability for the size or the quality of the Properties (including the buildings constructed on them) or that they are free from apparent or hidden defects.
The Sellers further assume no liability for the objective accuracy of third-party information disclosed in the Data Room, it being understood that the Sellers have not put any information in the Data Room in a misleading manner, for example (without limitation) information which the Sellers in each case know is in material respects wrong, or only partially correct, or outdated, or in a relevant manner incomplete, or inaccurate, or incorrectly placed in the Data Room, in each case if the information thereby is misleading.
The Parties have deposited six sealed DVD's ("Trias – Tristar 1/6 – 6/6") with the Notary. The Notary is hereby instructed to keep the DVD in custody together with this Deed and to provide a copy of the DVD to each Party upon request. The Notary has instructed the Parties that he can not exclude that the data contained in the DVD may be destroyed or deteriorated during the period of custody. The Notary is not obliged to provide any particular storage conditions or back-up storage.

10.3
The Parties agree that the guarantees of the Sellers contained in this Master Agreement or the IPAs and Original IPAs (the “Guarantees”) are such by way of an independent promise of guarantee according to sec. 311 para. 1 BGB (selbständiges Garantieversprechen) and do not constitute guarantees of quality (Beschaffenheitsgarantien) pursuant to secs. 443, 444 BGB.

The Parties further agree that the legal consequences of breaches or violations of a Guarantee are conclusively and exhaustively stipulated in this clause 10.

10.4	All Guarantees are given only at the Date of this Master Agreement, unless otherwise stipulated herein.

10.5
With regard to Guarantees that are knowledge qualified (“the Sellers are not aware …”), Sellers shall only be liable in case of any of fraud, or positive knowledge, or grossly negligent lack of knowledge (grob fahrlässige Unkenntnis) of the Sellers.

The persons relevant for the attribution of such knowledge to the Sellers are in each case only the legal representatives (gesetzliche Vertreter) of the Sellers and the Sellers’ employees specifically tasked with either the asset and/or property management, or the sale of the Properties under this Master Agreement. The Sellers’ employees specifically tasked with the sale of the Properties under this Master Agreement are set out in Schedule 10.5, the Sellers’ employees specifically tasked with the asset and/or property management of the Properties are set out in Annex 10.5 to the respective IPA and Original IPA. The knowledge of any other parties and persons, in particular but not limited to external transaction managers, external asset or property managers, brokers, advisers, and other external parties is not attributed to the Sellers.
The Sellers' legal representatives have confirmed with the Sellers’ employees specifically tasked with the asset and/or property management, and with the sale of the Properties under this Master Agreement that, except as disclosed in the Data Room, they are not aware of any incorrectness of the facts underlying the warranties given. The Sellers' employees specifically tasked with the asset and/or property management, and with the sale of the Properties under this Master Agreement have asked in writing the external transaction managers, asset or property managers, brokers, advisers, and other external parties contracted in relationship to a Property (the “Service Providers”), whether they are aware of any incorrectness of the facts underlying the warranties given. The Sellers have informed the Purchaser of such instances where the answers to this query uncovered new issues, and have made all due and careful enquiries and used all contractual means at their disposal within the given timeframe, apart from court proceedings, to extract satisfactory answers from the Service Providers where there was no, or no satisfactory, answer.
The Sellers hereby assign, except as provided differently under the IPAs, to the Purchaser with effect as of the Transfer Date any claims they have against the Service Providers based on inaccurate or incomplete reporting. The Purchaser accepts such assignment. Clause 5.8 applies accordingly.

10.6	Any limitation or exclusion of liability contained in this Master Agreement or the IPAs and Original IPAs does not apply to:

10.6.1	claims for damages resulting from fraud, injury to life, physical integrity or health of persons if the Sellers are responsible (hat zu vertreten) for the violation of a duty, or

10.6.2	any other damages which have their basis in an intentional (vorsätzlich) or grossly negligent (grob fahrlässig) violation of a duty.
The violation of a duty by the Sellers’ legal representatives (gesetzliche Vertreter) or vicarious agents (Erfüllungsgehilfen) in this context is the same as the own violation of duty by the Sellers.

10.7	If and to the extent that a Guarantee of the Seller has been agreed, the Seller owes the accuracy and correctness of the Guarantee.

10.8
Except for fraud and claims in relation to clause 11.2, 11.3.1, 11.3.2 sentence 1, 11.3.4 sentence 1, and corporate or property title Guarantees under IPAs (the “Title Guarantees”), knowledge or grossly negligent lack of knowledge of a defect in substance or a legal defect which could, in each case, be deducted from the information in the Data Room excludes claims of the Purchasers. In clauses 11.3.1 sentence 1 and 11.3.4 sentence one the respective guarantee shall not be considered a Title Guarantee if the relevant encumbrance has a less than significant impact on the value or usability of the relevant Property (for the avoidance of doubt "significant" shall include, inter alia, all land charges (Grundschulden) and mortgages, tenant servitudes (Mieterdienstbarkeiten), usufructs (Nießbräuche) and heritable building rights (Erbbaurechte), but shall exclude minor servitudes or easements such as standard rights of way or cable rights not materially impeding the usability of the Property).

In this context, all information disclosed until the Data Room Cut-off Date is deemed known by the Purchasers unless such information was provided or presented in a misleading manner. Any information disclosed by the Sellers after the Data Room Cut-off Date shall not exclude Purchaser's claims under clauses 11.5.2, 11.5.6, 11.5.7, 11.6 (except where an Environmental Damage was caused by a third party), 11.7, 11.8, 11.9 and 11.10.

10.9	If any Guarantee of the Sellers is completely or partially incorrect, the Sellers are required to establish the condition which would have existed if the relevant Guarantee had been accurate.
If the Sellers do not establish the contractual condition within a reasonable deadline of at least eight weeks after written demand by the Purchasers or if it is not possible to establish the contractual condition, the Sellers are required to compensate the Purchasers for the resulting damages incurred by the Purchasers.

10.10	Except in relation to Title Guarantees, the damage claims according to clause 10.9 can only be raised if:

10.10.1	the damage resulting from the respective individual breach of a Guarantee exceeding a EUR 35,000 de minimis threshold (the “Qualified Claims”); and

10.10.2	the Qualified Claims in aggregate exceed a EUR 300,000 threshold (so-called “basket”);
in each case in relation to each Seller separately.
Where claims exceed such threshold amounts, they shall be fully accounted for and not just the excess above the threshold (Freigrenze, kein Freibetrag).

10.11
Except in relation to Title Guarantees, all aggregate damage claims raised in accordance with clauses 10.10.1 and 10.10.2 are, separately in relation to each Seller, capped at a maximum amount corresponding to four per cent of the aggregated Purchases Prices (the “Cap”) and, as set forth in clause 10.16, the Excess Down Payments of all Purchase Objects sold by such Seller.

10.12	The compensation for loss of profit (entgangener Gewinn) is explicitly excluded.
The same applies to damages calculated by reference to the assumption that the Purchasers would have applied a different factor or multiplier on rental income in order to determine the Purchase Price had they been aware of the incorrect Guarantee.

10.13
A – full or partial – rescission of or withdrawal from this Master Agreement and/or an IPA by way of compensation for damages or loss suffered as a result of a breach of a Guarantee (sog. großer Schadensersatz) is excluded. Rights of rescission agreed in this Master Agreement and/or an IPA remain untouched.

10.14
Any claims of the Purchasers due to a breach or violation of a Guarantee shall become statute-barred (verjähren) twelve months after the Transfer Date, unless otherwise provided for in this Master Agreement or an IPA. Title Guarantees shall become statute-barred in eighteen months after the Transfer Date. The Guarantee in clause 11.7 shall become statute-barred on 31 December 2016.

10.15	The Purchaser is entitled to rescind the relevant IPA in relation to a Purchase Object in case of a material breach of any of the Title Guarantees and the Guarantees in clause 11.9.

10.16
If and to the extent the Down Payment in a case of a rescission from an IPA for which the Purchaser is responsible (clause 13.6.3) exceeds the actual damages incurred by the relevant Seller and serves as a contractual penalty (the “Excess Down Payments”) the following provisions apply: The Excess Down Payments shall, separately in relation to each Seller, be utilised to settle any claims of the Purchasers due to a breach or violation of a Guarantee by such Seller where the claim exceeds the Cap. The Sellers and the Purchasers shall instruct in writing the Notary to disburse the respective Excess Down Payment pursuant to clause 4.3, and any interest accrued thereon, as soon as the Purchaser's claim for breach or violation of a Guarantee by such Seller is accepted by the Seller, or awarded by a court, and otherwise in accordance with clause 13.6.3. The Notary is hereby instructed to disburse the respective Down Payment according to the joint instruction by the Sellers and the Purchasers or if the prerequisites for the release of the Down Payment pursuant to clause 13.6. have been fulfilled.

11	SPECIFIC SELLERS’ WARRANTIES

11.1
The Sellers, i.e. each Seller in respect of Purchase Objects it sells, give the guarantees specifically set out in clause 11. Such Guarantees, in each case where the Purchase Object is a PropCo, apply accordingly as if the PropCo itself as owner of the respective Property had given the Guarantee.

All Guarantees are only given to the extent not stipulated or disclosed differently in the respective IPA.

11.2	In relation to title and circumstances of PropCos
All guarantees in relation to title to and circumstances of PropCos, in cases where the Purchase Object is a PropCo, are exclusively governed by the respective IPA.

11.3	In relation to title of Properties

11.3.1	Subject to the respective IPA, the Sellers are, and will be on the Transfer Date, the full legal owner of each Property and have the authority to sell and transfer such Property.

11.3.2
The Sellers have not allowed, consented to, requested or applied for any changes in relation to the title of the Property and its encumbrance with servitudes, easements, liens, mortgages, land charges and other charges (jointly the “Encumbrances”) compared to the current Encumbrances as disclosed in each IPA, and will not do so until the Transfer Date unless expressly provided for or permitted in the IPA. The Sellers are not aware of any process to change the title or the Encumbrances of the Property initiated by a third party.

11.3.3	Where applicable, the Sellers are not aware of any Encumbrances not registered or not capable of registration in the land register (Grundbuch) or equivalent registers.

11.3.4
The Sellers have not allowed, consented to, requested or applied for any changes in relation to public easements (Baulasten) or other edificial or comparable charges under public law compared to those disclosed in each IPA, and will not do so until the Transfer Date unless expressly provided for or permitted in the IPA or bindingly required under public law. The Sellers are not aware of any process to enter, amend or change such charges under public law initiated by a third party.

11.3.5	The Sellers are not aware of unpermitted encroachments from the Properties onto neighbouring properties or from neighbouring properties onto the Properties.

11.3.6
None of the Purchase Objects will, after payment of the Purchase Price and after the Transfer Date, be encumbered with any security of any kind (including, without limitation, mortgages, rent assignments, assignment of insurance claims) for any kind of loan or financing (including shareholder loans and financing), unless specifically agreed otherwise in the IPAs.

11.4	In relation to planning, zoning and public law
The Sellers have not received addressed to them any revocation, withdrawal or contest of public building permits, licenses or permits of use, nor non-compliance notices or orders.

11.5	In relation to Leases

11.5.1
The list of lease agreements, occupational leases, agreements on use and comparable agreements under Local Law, subject to thresholds for minor leases as may be defined on a case by case basis, (jointly the “Leases” and each a “Lease”) annexed to each IPA is, a complete and accurate list of current Leases. In consequence, (i) the Leases listed exist, (ii) no Leases not listed exist in relation to the Property and (iii) the Sellers have actually received, in November 2014, the rent and Ancillary Costs stated for each of the Leases (for the avoidance of doubt, such stated amounts set out the actuals which do not necessarily fully correspond to the owed amounts).

11.5.2	The Sellers have not, and will not have at the Transfer Date, terminated any Leases.

11.5.3
No Lease has been terminated, or announced in writing to be terminated, by the respective user, tenant or lessee (jointly the “Tenants” and each a “Tenant”) as per 11 December 2014 prior to notarisation, except as disclosed in each IPA.

11.5.4
The list of arrears of rent, Ancillary Costs payments or prepayments and other payments of Tenants under the Leases (the “Arrears”), in each case as disclosed in each IPA and as per the date defined in such IPA, is accurate.

11.5.5
Since 1 December 2013, no Tenant has reduced the rent or consideration payable under its Lease or claimed such reduction by way of a formal or registered letter, or announced such reduction in writing for a period after the Transfer Date, except as disclosed in the relevant IPA.

11.5.6	The Sellers have not made any advance dispositions over rents relating to time periods from (and including) the Transfer Date.

11.5.7
The list of security, surety, deposit or other collateral under the Leases (the “Rent Security”) attached to each IPA, as per the date given in such list, accurately reflects the Rent Security the Sellers hold. For the avoidance of doubt, the Sellers are entitled to return Rent Security to Tenants following the date of this Master Agreement where so required under the Leases (i.e. when the Lease ends) but are not entitled to utilise, draw or enforce on Rent Security.

11.5.8
The Sellers are not aware of any material information relating to leases (it being understood that such information is "material" which relates to the lease's duration, the amount of rent or Ancillary Costs receivable, the expenses to be borne by the landlord (for the avoidance of doubt excluding non-recoverable Ancillary Costs), or rent free periods agreed to under the current leases), (in each case) regardless of whether they are due prior to or after the Transfer Date, which are not provided in the Data Room and (in each case) have a more than insignificant commercial or legal impact on the Lease.

11.5.9
There are no outstanding tenant incentives or payments to Tenants, regardless of whether they are due prior to or after the Transfer Date, which are not provided in the Data Room and (in each case) have a more than insignificant commercial or legal impact on the Lease.

11.6	In relation to environmental matters
The Sellers are not aware of any Environmental Damages other than those disclosed in the Data Room or under an IPA and have, until the Transfer Date, not caused, or specifically allowed to be caused in a situation where they had the requisite knowledge and were in a position to effectively prevent, any Environmental Damage.

11.7	In relation to litigation
The Sellers are not a party to any pending (rechtshängig) litigation in respect of the Properties, nor are they aware of litigation not yet pending but announced or threatened in writing, in each case which could transfer to the Purchasers without their consent and except as disclosed in the relevant IPA.

11.8	In relation to tax matters
In relation to the Purchase Objects all Taxes due before the Transfer Date, to payment of which the Sellers, or – in case the Purchase Object are PropCos – the Purchase Object, were obliged, have been paid and will be paid up to (but excluding) the Transfer Date.

11.9	In relation to insolvency
None of the Sellers is, at the time of the notarization of this Master Agreement or the Transfer Date of the relevant Purchase Object, insolvent, or subject to insolvency proceedings, in any of the jurisdictions of any of the Purchase Objects or Properties.

11.10	In relation to employees
The Sellers have no employees in relation to which employment or pension liabilities would, as a result of execution of this Master Agreement or the IPAs, transfer to the Purchaser.

11.11	Compliance with Law
The Sellers are not aware, that any Property does not comply with materially all the relevant regulatory or statutory requirements, as applicable to this Property, including fire safety standards, health and safety.

12	INTENTIONALLY BLANK
Intentionally blank

13	LONG STOP DATES, RESCISSION RIGHTS

13.1	The Sellers are entitled to rescind the relevant IPA in relation to a Purchase Object if and to the extent:

13.1.1	statutory pre-emption rights are exercised (for the avoidance of doubt, this rescission right shall not hinder or preclude the exercise of any statutory pre-emption right under Local Law); or

13.1.2	the depository agent (Verwahrstelle) does not grant a release of the Purchase Object from the blocking notice (Sperrvermerk) under the German Act for Investments (Kapitalanlagegesetzbuch, KAGB).

13.2
If in relation to any Purchase Object, the Notary has not issued a Maturity Notice according to clause 4.5 by 31 May 2015 (the “Individual Long Stop Date”) the Parties shall discuss in good faith the continuation of the transaction contemplated by the relevant IPA in relation to the affected Purchase Object(s).

If they cannot agree on such continuation by 30 June 2015 each Party is entitled to rescind the relevant IPA in relation to the affected Purchase Object(s).

13.3
In case the Purchasers are in payment default (Verzug) with the Remaining Purchase Price for any Purchase Object on the relevant Maturity Date in accordance with clauses 4.7.2 to and including 4.9, the Sellers may set the Purchasers, with a copy to the Notary, a written deadline (facsimile is sufficient) of at least ten Business Days. If such deadline has passed without full payment in accordance with clauses 4.7.2 to and including 4.9, the Sellers are entitled at their discretion to:

13.3.1	either rescind the relevant IPA in relation to the affected Purchase Object(s); or

13.3.2	rescind the relevant IPAs and this Master Agreement in relation to all Purchase Objects for which the Transfer Date has not yet occurred at such time.
No Seller can exercise a rescission right in a way that it affects others Sellers. Accordingly, the rescission rights in clause 13.3.2 can only be exercised if the relevant Sellers act jointly.

13.4
The Purchaser shall be entitled to rescind the relevant IPA in relation to a Purchase Object if the works to remediate a Material Deterioration undertaken by the Sellers under clause 9.3.1 exceed ten months in duration after the date the Material Deterioration was discovered.

13.5
Any rescission of this Master Agreement in its entirety automatically leads to a corresponding rescission or unwinding of all IPAs and Original IPAs unless explicitly agreed differently between the Parties on a case by case basis.

13.6
In case of a rescission, the Sellers and the Purchasers shall instruct the Notary to disburse the respective Down Payment pursuant to clause 4.3 and, in each case, any interest accrued thereon, as set out in this clause 13.6.

In case of a rescission of an IPA where:

13.6.1
the Sellers are responsible for the cause of rescission (including any case of the exercise of a pre-emption right), the Notary shall be instructed by the Parties to release the Down Payment to the Purchasers;

13.6.2
no Party is responsible for the cause of rescission, the Notary shall be instructed by the Parties to first deduct from the Down Payment any unpaid fees he is owed under clause 12 and then release the rest of the Down Payment to the Purchasers;

13.6.3
the Purchaser is responsible for the cause of rescission, in particular in case of a default in the payment of a Purchase Price, the Notary shall be instructed by the Parties to release the Down Payment to the Sellers, provided that the period of limitation of clause 10.14 of twelve months has lapsed for all Purchase Objects sold by the respective Seller and there are no claims under clause 10 by the Purchaser against the respective Seller which the Seller has not yet settled.

To the extent the Down Payment exceeds actual damages incurred by the Sellers, the Sellers are entitled to keep such an excess amount as a lump-sum contractual penalty (Vertragsstrafe).The claim of any additional damages by the Sellers in excess of the Down Payment is explicitly excluded.
The Notary is hereby instructed to disburse the respective Down Payment under the following prerequisites:

(a)	The respective Sellers or the respective Purchasers, respectively, (the "Applying Party") asked the Notary in writing to disburse the respective Down Payment to the respective Party.

(b)
Copies of the formal application for disbursement, including copies of all documents accompanying such application, have been served to the other Party not applying for such disbursement (the "Other Party"), accompanied by a request to comment on this application within a deadline of one month after service. Such service shall be made in accordance with the German Code of Civil Procedure. The written request to comment must contain a warning concerning the consequences to be expected if such comments are not issued within the set deadline.

(c)
The Other Party agreed in writing to the disbursement of the respective Down Payment or failed to submit an objection in writing against the disbursement, setting out the reasons for such objection, within the above deadline of one month.

13.7	In case of a rescission, the Purchasers shall:

13.7.1	re-transfer legal title of the relevant Purchase Objects to the Seller, where a transfer of title to the Purchaser has already occurred;

13.7.2	delete any priority notices (Auflassungsvormerkungen) or other encumbrances or charges in favour of the Purchasers or securing their acquisition of title;

13.7.3	delete or procure to be deleted any financing mortgage, land charge or other charge registered at the request of the Purchasers for the financing of the Purchase Price; and

13.7.4	re-assign to the Sellers all claims assigned to them under this Master Agreement or the IPAs Date relating to the Property or Properties affected by the rescission.
In turn (Zug um Zug), if the Purchase Price or any part thereof has been already paid to the Sellers prior to rescission, the Sellers shall promptly reimburse the Purchasers or their financing banks, as the case may be, in full for all payments already made on the Purchase Price.
In order to facilitate the unwinding in such cases the Parties agree that (i) Purchase Prices are repaid at their nominal value, i.e. without interest, (ii) rents collected by the Purchasers from the Purchase Objects remain with the Purchasers on a strict pro rata temporis basis and (iii) Ancillary Costs borne by the Purchasers in relation to the Purchase Objects are only refunded by the Sellers on a strict pro rata temporis basis to the extent they relate to time periods after the rescission. Purchaser's investments into the Purchase Objects shall be reimbursed at book value.

13.8	All claims of the Sellers to demand payment of the Purchase Price expire upon rescission.

13.9	Any exercise of a rescission right shall be governed by the following additional provisions:

13.9.1	The rescission must be declared in writing (per facsimile shall suffice) to the respective other Parties and to the Notary, who is hereby authorised to receive on behalf of the Parties.

13.9.2	Unless stated differently in this Master Agreement, any rescission right can only be exercised within one month following knowledge by the relevant Party of the cause to rescind.

13.9.3	The rescission shall take effect immediately upon receipt by the Notary.

13.9.4	The rescission of an IPA or this Master Agreement shall be without prejudice to any claim by one Party against the other for any antecedent breach.

13.10	Unless expressly provided herein or in an IPA, any further rescission or termination rights shall be excluded except for statutory rights under Local Law that cannot be validly excluded.

14	COSTS, LAND TRANSFER TAX, STAMP DUTIES

14.1	The costs associated with the deletion of existing Encumbrances of the Purchase Objects not assumed by the Purchasers are borne by the relevant Sellers.
All other costs and fees of notarisation, execution and consummation of this Master Agreement and the IPAs shall be borne by the Purchasers. This in particular includes the fees and costs for (i) the Reference Deed, (ii) the Escrow Account, (iii) registrations in land registers, commercial registers and comparable registrations and (iv) implementing the Purchasers’ own financing mortgages or land charges.

14.2	The Purchasers shall bear all applicable real estate transfer taxes, stamp duties or comparable taxes or duties triggered by the sale of the Purchase Objects.

14.3	All costs and fees to be borne by a Party have to be paid by such Party promptly when falling due.

14.4	Each Party bears the fees of its own advisors and agents.

14.5	The Parties shall indemnify each other from any claims raised against them by third parties in deviation from this contractual allocation.

15	POWERS OF ATTORNEY TO PURCHASER 1, PROCESS AGENT, NOTICES

15.1
In order to facilitate the execution of this Master Agreement, the Sellers and the Notary may effect all communications under this Master Agreement or the IPAs addressed to the Purchasers, in particular serve notices to the Purchasers and make declarations vis-à-vis the Purchasers solely to the Purchaser 1 with effect for and against all Purchasers.

Accordingly, the Purchaser 1 is hereby granted by all Purchasers the power of attorney to effect all communications under this Master Agreement or the IPAs, in particular serve notices and make declarations for and on behalf of all the Purchasers vis-à-vis the Sellers and the Notary.
The provisions of sec. 181 BGB and comparable provisions under Local Law are hereby waived in this respect.

15.2
The Purchaser 1 in turn appoints the following as domestic process agents (inländische Zustellungsbevollmächtigte) for all communications, declarations and service under this Master Agreement and the IPAs:

NorthStar Asset Management Group
attn. Mr. Mark Chudik
6 A route de Treves, 6th Floor
L-2633 Senningerberg, Luxembourg
E-Mail: mchudik@nsamgroup.eu
With a copy to:
Clifford Chance Deutschland LLP
attn. Mr. Dr. David Elshorst
Mainzer Landstraße 46, 60325 Frankfurt am Main, Germany

Fax: +49 (0)69 7199 4000.
The Purchaser 1 may at any time replace the process agent by notifying the Sellers and the Notary accordingly in writing (facsimile shall suffice) provided, however, that there must be one domestic process agent with fully established business address in Germany at any time.

15.3	Declarations or notices under or in connection with this Master Agreement and the IPAs shall be addressed to the following recipients:

15.3.1	For the IVG Seller 1 and the IVG Seller 2 to:
IVG Institutional Funds GmbH
attn. Mr. Michael Taufiqui-von Ahlefeldt-Dehn
THE SQUAIRE 18, Am Flughafen, 60549 Frankfurt am Main
Fax: +49 (0)69 606050 2431
michael.taufiqui@ivg.de

15.3.2	For the IVG Seller 3 to the sole shareholder:
IVG Institutional Funds GmbH
attn. Mr. Michael Taufiqui-von Ahlefeldt-Dehn
THE SQUAIRE 18, Am Flughafen, 60549 Frankfurt am Main
Fax: +49 (0)69 606050 2431
michael.taufiqui@ivg.de

15.3.3	For the INTERNOS Seller to:
INTERNOS Spezialfondsgesellschaft mbH
attn. Mr. Nils Lütthans
Goetheplatz 4, 60311 Frankfurt am Main
Fax: +49 (0) 69 50 50 66 929
nils.luetthans@internosglobal.com

15.3.4	For the Deka Seller to:
DekaBank
Deutsche Girozentrale
Leitung Immobilienwirtschaftsrecht
14 03 02 - 10
attn. Mr. Dr. Alexander Ruhl
Mainzer Landstraße 16, 60325 Frankfurt am Main
Fax: +49 (0)69 71 47 11 89
alexander.ruhl@deka.de

For all Sellers with a copy to:
Linklaters LLP
attn. Mr. Wolfram H. Krüger
Mainzer Landstraße 16, 60325 Frankfurt am Main
Fax: +49 (0)69 71003 89 220
wolfram.krueger@linklaters.com

15.3.5	For all Purchasers to:
c/o NorthStar Asset Management Group
attn. General Counsel
6A Route de Trèves, 6th Floor, 2633 Luxembourg, Luxembourg
Email: legal@nsamgroup.com

and

c/o NorthStar Asset Management Group
attn. Shawana McGee
6A Route de Trèves, 6th Floor, 2633 Luxembourg, Luxembourg
Email: smcgee@nsamgroup.eu

and

c/o NorthStar Realty Finance Corp.
attn. Ronald J. Lieberman, Esq.
399 Park Avenue, 18th Floor, New York, NY 10022, USA
Fax: +1 (212) 547-2704
Email: rlieberman@nsamgroup.com

With a copy to:
Clifford Chance Deutschland LLP
attn. Dr. David Elshorst
Mainzer Landstraße 46, 60325 Frankfurt am Main, Germany

Fax: +49 (0)69 7199 4000
Email: david.elshorst@cliffordchance.com
The Parties undertake to promptly inform the Notary and the other Parties upon any change of the above notice details. Until such notice, communications may be sent to the contact details indicated above.

15.4
Any communication to be made under or in connection with this Master Agreement or an IPA shall be addressed as set out in clause 15.2 and 15.3 and made in writing (facsimile or email shall suffice) unless a stricter form is explicitly stipulated in this Master Agreement or an IPA.

16	MERGER CONTROL FILING

16.1	The merger established by this Master Agreement will only be implemented after the satisfaction of one of the following conditions precedent (each a “Merger Control Clearance Event”):

16.1.2
The Federal Cartel Office (Bundeskartellamt) informs the Parties within one month after submission of a complete filing that the merger does not fulfil the prerequisites for a prohibition under sec. 36 para. 1 of the German Act against Restraints on Competition (Gesetz gegen Wettbewerbsbeschränkungen - "GWB").

16.1.2
The Federal Cartel Office does not inform the Parties within one month after submission of a complete filing under sec. 40 para. 1 GWB that the Federal Cartel Office has opened the main examination proceedings.

16.1.3	The Federal Cartel Office issues an order after initiation of the main examination proceedings under sec. 40 para. 1, sentence 2 GWB that the merger is cleared without any conditions.

16.1.4
The Federal Cartel Office, after initiation of the main examination proceedings, allows (i) the four month deadline after submission of the complete filing, or (ii) the extended deadline in the case of an extension with the agreement of the involved enterprises under sec. 40 para. 2 no. 1 GWB to expire without having prohibited the merger.

16.2	The Purchasers shall file the transaction agreed under this Master Agreement with the Federal Cartel Office in their own name and in the name of the Sellers until 13 January 2015.
The filing shall be prepared by the Purchasers and coordinated between the Parties and the Sellers shall input as appropriate and required.
The Sellers may request that only the Purchasers’ lawyers see the input data of the Sellers and, accordingly, the full submission.

16.3	The Purchasers are obliged to inform the Notary and the Seller without undue delay about the occurrence of a Merger Control Clearance Event.

17	FINAL PROVISIONS

17.1
The Sellers and the Purchasers shall use reasonable efforts to obtain the other Party's prior approval on press releases and any other information to the public regarding the conclusion of this Master Agreement and the IPAs; provided that the Sellers shall not publicly announce the transaction in advance of the Purchaser without the Purchaser's consent; provided further that once prior approval has been obtained, substantially similar public disclosures shall not require additional approvals.
The Parties shall keep confidential the contents of this Master Agreement and the IPAs to the extent that disclosure is not required or appropriate pursuant to applicable law, rules or regulations, including rules of any stock exchange or the respective other Party has not consented to the disclosure. Sentence 1 does not apply

17.1.1
to the extent that disclosure is necessary (also vis-à-vis third parties with which no corporate and/or employment relationship exists) to have examined the existence of claims out of or in connection with this Master Agreement;

17.1.2	vis-à-vis the auditors or auditing companies, or other advisers with a professional or equivalent voluntary obligation of secrecy, retained by the Parties;

17.1.3	vis-à-vis credit institutions financing the Properties;

17.1.4
to disclosure to the Parties' affiliates and group companies, including (without limitation) to Northstart Asset Management Group Inc. and it's affiliates, and their directors, officers, employees, partners, advisors and representatives;

17.1.5
(since the Purchaser is the subsidiary of a Real Estate Investment Trust and, as such, is subject to certain filing and reporting requirements in accordance with federal laws and regulations, including regulations promulgated by the Securities and Exchange Commission) to any public filing, disclosure, report or publication of any and all information related to this Master Agreement that may be reasonably interpreted as being required by federal law or regulation, notwithstanding any provision of this Master Agreement or the provisions of any other existing agreement between the parties hereto to the contrary.

Subject to the same exceptions set forth above, the Parties shall also keep confidential any information they have received about each other and about the enterprises affiliated with the respective other Party since they have started talks about the acquisition of the Properties, to the extent that such information is not known or available to the public, or the respective other Party has not consented to the disclosure of the information.

17.2
The Sellers undertake to keep and maintain the required liquidity, or to have reliable third-party guarantees in place, to meet their obligations until all claims by the Purchaser under this Master Agreement and that IPAs shall have become statute-barred. They have forwarded according documentation to the Purchaser for review prior to the date of this Master Agreement.

As of the first Transfer Date, each of the IVG Seller 1 (both for itself and the IVG Seller 2 and the IVG Seller 3) and the INTERNOS Seller shall retain for a period of twelve months after the last Transfer Date (or, if a claim has been brought against the respective Seller in that time, until two weeks after such claim has been decided upon or has become statute-barred) on the main account held with or blocked in favour of the respective depository bank (the “Fund Account”) of the relevant special funds for which they are acting in the context of this Master Agreement and as set out in the heading of this Master Agreement (the “Relevant Fund”) a minimum balance which at all times is equal to such Seller’s pro rata share of the Cap, i.e. 4% of the aggregated Purchase Prices of such Seller, less any amount paid to a Purchaser in connection with the settlement of a successful claim against such Seller arising out of or in connection with this Master Agreement or any IPA (the “Minimum Sum”).
All interest earned on the Fund Account shall accrue for the benefit of the respective Seller.

The Sellers reserve the right to take any action, legal proceedings or other procedure or step to liquidate, wind up, dissolve or otherwise administer or reorganise the Relevant Fund or take any other analogue procedures which would have a similar effect (jointly the “Dissolution”), provided however, that prior to any Dissolution taking legal effect the Minimum Sum at such time still held on the Fund Account will need to be transferred into an insolvency remote escrow arrangement agreed with the Purchaser (the Purchaser’s agreement not to be unreasonably withheld).

17.3	The Sellers shall, at the written request by the Purchaser, and at the Purchaser's cost, take all necessary legal and factual steps to assist in procuring the following:

17.3.1
Intra-group: effect a full transfer of the contractual relationship under this Master Agreement and the relevant IPA from the Purchaser to, or the assignment or novation of the corresponding benefits and obligations to, or the nomination of, an affiliated entity of the Purchaser (“Internal Designee”). Affiliated entity is determined according to Secs. 15 et seq. German Stock Corporation Act (Aktiengesetz) accordingly and it being understood that in interpreting this German law concept the specifics of other jurisdictions shall reasonably be taken into account. A transfer under this clause would lead to a complete exchange of the contractual position on the Purchaser’s side, i.e. only the Internal Designee would from then on be entitled and obliged under this Master Agreement and the relevant IPA.

17.3.2
Extra-group: effect the transfer of legal title to a Purchase Object, or the assignment or novation of the corresponding benefits and obligations to, or the nomination of, a third party designated by the relevant Purchaser (“Exernal Designee”). For the avoidance of doubt, in such case the Purchaser shall remain fully obliged under this Master Agreement and the relevant IPA, and fully entitled to make all claims under this Master Agreement and the relevant IPA vis-a-vis the Sellers (no exchange of contract parties other than for transfer of title). The right to request the transfer to an External Designee (i) does not apply to Purchase Objects located in Germany and (ii) is in any case limited to a maximum number of five Purchase Objects across the entire portfolio sold under this Master Agreement.

The details of a transfer may, if necessary, be in more detail regulated by amendment to the relevant IPA.
It is understood that (i) the rights of the Purchasers under this clause 17.3 only apply if when exercising such rights the Purchaser is not in default with any payment obligation under this Master Agreement and (ii) in case of clause 17.3.2 the Sellers in this context shall not be obliged to undertake any steps or measures that could reasonably be expected to have a negative impact on their regulatory, legal or tax position. In case of an objection to a transfer by the Seller they shall set out the reasons for such objection and the Parties agree to negotiate in good faith on such objections and any remedy that might remove the risk (e.g. the Purchaser compensating the Seller for any monetary negative impacts if such can be determined with sufficient accuracy). It is understood that by agreeing to such transfer the Sellers shall not be put into a position of increased risk or liability as compared to the situation without a transfer and. in particular, the joint and several liability of the Purchasers would not be abrogated and the provisions on Guarantees would remain unaffected.

17.4
Where a Purchase Object is being sold not by a Seller directly, but by a subsidiary of the respective Seller, the relevant Seller shall be jointly and severally liable for the fulfilment of all obligations under the relevant IPA with the subsidiary, as if the relevant Purchase Object had been sold directly by the respective Seller to the Purchaser.

17.5
Cooperation with Purchaser’s audit or review: The Seller agrees, at the Purchaser’s expense (such expenses also covering reasonable internal costs of the Sellers), to reasonably cooperate with the Purchaser and the Purchaser’s representatives to facilitate the Purchaser’s evaluations and reports concerning the Property, including a one (1) year audit of the 2014 books and records of the Property and a review for any interim period, each in accordance with accounting principles generally accepted in the United States (US GAAP). In addition, without undue delay after the Transfer Date, the Seller shall execute and deliver to the Purchaser an audit representation letter if the Parties can mutually agree on the form of the letter prior to the end of the inspection period, it being understood that the Sellers in order to comply with the requirements of this clause 17.5 (i) shall not be obliged to disclose information that relates to other funds or assets that are not a Purchase Object, (ii) the Sellers will not be under any obligation to engage directly with the SEC or assume any liability vis-à-vis the SEC, (iii) the Sellers will not be obliged to provide information in a manner that is inconsistent with their established reporting and accounting principles but will endeavour to provide all reasonable requests by the Purchaser including with respect to the Purchaser's conversion of the books and records to US GAAP and (iv) the Seller will not be obliged to enter into any liability in excess of that provided for under this Master Agreement.

17.6
As a result of not exercising (including only partially) rights from this Master Agreement, the Parties do not waive such rights and the right also does not lapse; nor does a one-time or only partial exercise of a right exclude another exercising of this right or another right.

17.7	The set-off and assertion of retention rights and rights of refusal of performance against any Purchase Price is excluded.

17.8
The Purchasers may not assign their rights under this Master Agreement or the IPAs except to the extent required to obtain acquisition finance or except to an affiliated entity according to Secs. 15 et seq. German Stock Corporation Act (Aktiengesetz) accordingly and it being understood that in interpreting this German law concept the specifics of other jurisdictions shall reasonably be taken into account.

17.9	Amendments and supplements to this Master Agreement, including this clause 17.9, must be made in writing, unless a stricter form (e.g. notarisation) is required.
This Master Agreement together with the IPAs and all Appendices constitute the entirety of the Parties’ agreements. Oral side agreements do not exist.
The Notary instructed the Parties that failure to notarise even part of the overall agreement of the Parties may result in the invalidity of the Master Agreement and the German APA.
Furthermore, the Notary advised the persons appearing:

ú
that the personal data of the persons appearing will be stored at the Notary’s office by means of electronic data processing and will possibly be notified to third parties in connection with obligations of the Notary to inform third parties; the persons appearing agreed therewith;

ú	that all contractual provisions must be fully and correctly included in this deed; un-notarised agreements could be null and void and may render the entire Master Agreement invalid.

In this context, the Parties confirm once more that the information notarised herein is complete and correct;

ú
he, the Notary, is unaware of the tax situation of the parties and that he did not check the tax consequences of this deed and that, if required, the parties should seek the advice of an auditor or a tax adviser before the execution of this deed;

ú	that the parties hereto are, by operation of law, jointly and severally liable with respect to the payment of all notarial fees, irrespective of any internal agreement passed in that respect.

17.10	Should one or several of the provisions of this Master Agreement be or become invalid or unenforceable, the effectiveness of the remaining provisions shall explicitly remain unaffected thereby.
The Parties agree to replace the invalid or unenforceable provisions by valid and enforceable provisions that most closely reflect the commercial and legal intent of the invalid or unenforceable provisions.
The same applies to unintentional gaps or omissions.
In reference to the decision of the Federal Court of Justice of 24 September 2002 (KZR 10/01) the Parties hereby state as their express will that this clause shall not merely operate to reverse the burden of proof, but instead to expressly preclude the application of sec. 139 BGB on partial and total invalidity.

17.11	This Agreement is subject to and governed by the laws of the Federal Republic of Germany and, unless imperatively subject to different laws, shall be construed and interpreted accordingly.

17.12
Insofar as there is no exclusive statutory jurisdiction, all disputes arising under or in connection with this Master Agreement shall exclusively be determined by the civil courts of Frankfurt am Main, Germany.

The notarisation of this Deed commenced on 18 December 2014, continued on 19 December 2014 and finished on 19 December 2014.

This Master Agreement together with its Exhibits was read aloud to the persons appearing, approved by them and then signed as follows by the persons appearing and the Notary

/s/ Mr. Wolfram H. Krüger
/s/ Mr. Nils Lütthans
/s/ Mr. Sebastian Lietsch
/s/ Mr. Victor Stoltenburg
/s/ Dr. Alexander Ruhl
/s/ Mr. Dr. David Elshorst
/s/ Dr. Hinrich Thieme, Notary

Roll of deeds no. 21/2015

NEGOTIATED

On 12 February 2015

Before me, the undersigning notary
Dr. Hinrich Thieme
in the district of the Higher Regional Court of Frankfurt am Main, Germany
with official seat in Frankfurt am Main, Untermainanlage 1, 60329 Frankfurt am Main

appeared today:

(1)	Mr. Wolfram H. Krüger,
personally known to the notary,
with business address at Mainzer Landstraße 16, 60325 Frankfurt a.M.,

The person appearing at (1) declares that in the following he is not acting in his own name, but – excluding any personal liability towards the Parties – in the name and on behalf of:

--i-

(1.1)
IVG Institutional Funds GmbH with business address at THE SQUAIRE 18, Am Flughafen, 60549 Frankfurt am Main and its seat in Frankfurt am Main, registered in the commercial register of the local court of Frankfurt am Main under number HR B 91062, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) “EuroWest“

- “IVG Seller 1” -

(1.2)
PMG - Property Management GmbH with business address at THE SQUAIRE 18, Am Flughafen, 60549 Frankfurt am Main and its seat in Frankfurt, registered in the commercial register of the local court Frankfurt am Main under number HRB 96246

- “IVG Seller 2” –

(1.3)	Via Bensi 1/1 S.r.l. a limited liability company incorporated under the laws of Italy with registered office at via Olmetto 17, Milan Italy
- “IVG Seller 3” -
The person appearing at (1) presented the notarised original of the power of attorney dated 8 December 2014 (roll of deeds number 568/2014 of notary Dr. Carsten J. Angersbach in Frankfurt am Main), a certified copy of the power of attorney dated 11 December 2014 (roll of deeds number 583/2014 of notary Dr. Carsten J. Angersbach in Frankfurt am Main) and the notarised original of the power of attorney dated 18 December 2014 (roll of deeds number 166/2014 P of notary Dr. Gero Pfeiffer in Frankfurt am Main). Certified copies of the powers of attorney are attached to this Master Agreement as Exhibit A.

(2)	a) Mr. Nils Lütthans,
personally known to the notary,
with business address at INTERNOS Spezialfondgesellschaft mbH, Goetheplatz 4, 60311 Frankfurt am Main,
and
b)    Mr. Sebastian Lietsch,
personally known to the notary,
with business address at INTERNOS Spezialfondgesellschaft mbH, Goetheplatz 4, 60311 Frankfurt am Main,
The persons appearing at (2) declare that in the following they are not acting in their own name, but – excluding any personal liability towards the Parties – in the name and on behalf of:
INTERNOS Spezialfondsgesellschaft mbH, with business address at Goetheplatz 4, 60311 Frankfurt am Main and its seat in Frankfurt am Main, registered in the commercial register of Frankfurt am Main under number HR B 98593, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) “ProCommerz“
- “INTERNOS Seller” -

The persons appearing at (2) presented the notarised original of the power of attorney dated 18 December 2014 (roll of deeds number 165/2014 P of notary Dr. Gero Pfeiffer in Frankfurt am

--ii-

Main). A certified copy of the power of attorney is attached to this Master Agreement as Exhibit B.
The INTERNOS Seller was previously named Commerz Real Spezialfondsgesellschaft mbH and was subsequently renamed into its present name without a change of legal form or identity on the basis of the shareholders' resolution dated 1 November 2013 registered with the commercial register on 13 February 2014 and 6 March 2014.

(3)	a) Mr. Victor Stoltenburg,
personally known to the notary,
with business address at Taunusanlage 1, 60329 Frankfurt am Main,
and
b)    Dr. Alexander Ruhl,
personally known to the notary,
with business address at Mainzer Landstraße 16, 60325 Frankfurt am Main
The persons appearing at (3) declare that in the following they are not acting in their own name, but – excluding any personal liability towards the Parties – in the name and on behalf of:
WestInvest Gesellschaft für Investmentfonds mbH with business address at Hans-Böckler-Straße 33, 40476 Düsseldorf and its seat in Düsseldorf, registered in the commercial register of Düsseldorf under number HR B 24304, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) “WestInvest Spezial 1“
- “Deka Seller” -
The persons appearing at (3) presented the notarised original of the power of attorney dated 18 December 2014 (roll of deeds number 1133/2014 B of notary Frank Brüggemann in Frankfurt am Main). A certified copy of the power of attorney is attached to this Master Agreement as Exhibit C.

(4)	Mr. Markus Böhn,
identified by his valid German identy card,
with business address at Mainzer Landstraße 46, 60325 Frankfurt am Main
The person appearing at (4) declares that in the following he is not acting in his own name, but – excluding any personal liability towards the Parties – in the name and on behalf of:

(4.1)
Trias Holdco C – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies’ register under registration number B 192.534), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 1” -

--iii-

(4.2)
Trias GER Immermannstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.539), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 2” -

(4.3)
Trias GER Munsterstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.544), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 3” -

(4.4)
Trias GER Rather Strasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.630), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 4” -

(4.5)
Trias GER Ludwigstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.548), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 5” -

(4.6)
Trias GER Kaygasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.561), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 6” -

(4.7)
Trias GER Bottrop – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.563), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 7” -

(4.8)
Trias GER Holzwickede – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.569), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 8” -

--iv-

(4.9)
Trias GER Munster – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.568), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 9” -

(4.10)
Trias GER Werl – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.577), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 10” -

(4.11)
Trias GER Cuxhaven – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.578), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 11” -

(4.12)
Trias GER Kirchheide – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.579), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 12” -

(4.13)
Trias GER Uhlandstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.581), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 13” -

(4.14)
Trias GER Stuttgart – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.583), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 14” -

(4.15)
Trias GER Bunte Kuh – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.584), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 15” -

--v-

(4.16)
Trias GER Pferdemarkt – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.585), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 16” -

(4.17)
Trias GER Munich Airport – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.586), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 17” -

(4.18)
Trias GER Ibis Berlin – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.597), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 18” -

(4.19)
Trias GER IC Berlin – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.631), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 19” -

(4.20)
Trias GER Parexel – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.593), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 20” -

(4.21)
Trias PRT Office 123-T, LDA, a private limited company incorporated under the laws of Portugal (registered in the Portuguese Commercial Register under registration number 513.330.470), with a share capital of EUR 12,500, having its registered office at Rua Ivens no. 42, 1st floor, 1200-023 Lisbon,

- “Purchaser 21” -

(4.22)
Trias PRT Albufeira-T, LDA, a private limited company incorporated under the laws of Portugal (registered in the Portuguese Commercial Register under registration number 513.330.453), with a share capital of EUR 12,500, having its registered office at Rua Ivens no. 42, 1st floor, 1200-023 Lisbon,

- “Purchaser 22” -

--vi-

The person appearing at (4) presented the notarised and apostilled originals of the powers of attorney dated 15 December 2014 and dated 17 December 2014 of deputy notary Sandra Cristina Sousa Gomes dos Reis in Lisbon. Certified copies of the powers of attorney are attached to this Amendment No. 1 to the Master Agreement as Exhibit D.

I. DESIGNATION OF PARTIES
The IVG Seller 1, the IVG Seller 2, the IVG Seller 3, the INTERNOS Seller and the Deka Seller are collectively referred to as the "Sellers" and each individually as a "Seller".
The Purchaser 1, the Purchaser 2, the Purchaser 3, the Purchaser 4, the Purchaser 5, the Purchaser 6, the Purchaser 7, the Purchaser 8, the Purchaser 9, the Purchaser 10, the Purchaser 11, Purchaser 12, the Purchaser 13, the Purchaser 14, the Purchaser 15, the Purchaser 16, the Purchaser 17, the Purchaser 18, the Purchaser 19, the Purchaser 20, the Purchaser 21 and the Purchaser 22 are collectively referred to as the "Purchasers" and each individually as a "Purchaser".
The Sellers and the Purchasers are collectively also referred to as the "Parties" or each individually as a "Party".

II. RECORDING IN THE ENGLISH LANGUAGE
The persons appearing requested that this Amendment No. 1 to the Master Agreement be recorded in the English language and stated that they had sufficient command of the English language. The Notary, who himself has sufficient command of the English language, verified that the persons appearing did, in fact, have such sufficient command of the English language. Advised by the Notary of their rights to obtain the assistance of a sworn interpreter and to have a certified translation attached to this Amendment No. 1 to the Master Agreement, the persons appearing waived such rights.

III. NO PRIOR INVOLVEMENT
Upon the Notary's instruction on the contents of prior involvement (Vorbefassung) within the meaning of Section 3 (1) no. 7 of the German Notarisation Act (Beurkundungsgesetz), the persons appearing and the Notary confirmed that there was no such prior involvement.

The persons appearing requested notarisation of the following:

Project Trias
Amendment No. 1 to the
Master Agreement dated 19 December 2014

--vii-

1	RECITALS

(A)
A master agreement (the “Master Agreement”) was concluded between the Sellers and the Purchasers on 19 December 2014 (roll of deeds no. 234/2014 of notary Dr. Hinrich Thieme, Frankfurt am Main) regarding the acquisition of the Purchase Objects together with the notarial deed dated 18 December 2014, roll of deeds number 232/2014 of the Notary Dr. Hinrich Thieme in Frankfurt am Main (the “Reference Deed INT 1”), the notarial deed dated 15, 16, 17 December 2014, roll of deeds number 150/2014 P of the notary Dr. Gero Pfeiffer in Frankfurt am Main (the “Reference Deed INT 2”) and the notarial deed dated 13, 14, 15, 16 December 2014, roll of deeds number 1184/2014 S of the notary Dr. Bernhard Schütz (the “Reference Deed INT 3” and Reference Deed INT 1, Reference Deed INT 2 and Reference Deed INT 3 together the “Reference Deeds INT”) and the notarial deed dated 18 December 2014, roll of deeds number 233/2014 of the Notary Dr. Hinrich Thieme in Frankfurt am Main (the “Reference Deed GER” and together with Reference Deeds INT the “Reference Deeds”).

Reference is hereby made to the Master Agreement and the Reference Deeds. They were available as an original or certified copies respectively at today's notarisation. The persons appearing state they are familiar with the contents of the Master Agreement and the Reference Deeds and they waive them being read out loud and them being attached to this Amendment Agreement. The Notary has informed the persons appearing of the importance of the reference under section 13a of the German Notarisation Act (Beurkundungsgesetz).

(B)
The Parties have established to their satisfaction that there is – contrary to the provisions in the Master Agreement – no necessity to initiate a merger control procedure under secs. 35 seq. of the Restraints on Competition Act. Therefore, the Parties would like to amend the Master Agreement accordingly and to waive Clause 4.4.4 and Clause 16 of the Master Agreement.

(C)	In addition, the Parties would like to modify the provisions on the Transfer Date, the details of the Sellers accounts and several other details.
NOW, therefore, the Parties agree as follows:

2	DEFINITIONS
The definitions used in this Amendment No. 1 to the Master Agreement shall have the same meaning as the definitions listed in the Master Agreement unless otherwise stated herein.

3	NO MERGER CONTROL FILING
The Parties declare that they have examined a potential merger control filing requirement with the German Federal Cartel Office and that the Purchasers have established to the Parties’ satisfaction that based on the Purchasers’ turnover in Germany there is no necessity to initiate a merger control procedure under secs. 35 seq. of the Restraints on Competition Act.
Against this background, Clause 4.4.4 and Clause 16 of the Master Agreement shall hereby be waived in their entirety with retroactive effect to the notarisation of the Master Agreement. In particular the Purchaser shall not be obliged to file the transaction agreed under the Master Agreement with the German Federal Cartel Office and the transaction to be established by the Master Agreement shall not be subject to a Merger Control Clearance Event. The transaction to be established by the Master Agreement shall be treated as if Clause 4.4.4 and Clause 16 of the Master Agreement would not have been agreed.

--8-

4	DEFERRAL OF CLOSING, MATURITY OF PURCHASE PRICE

4.1	With respect to Clause 4.6.1 of the Master Agreement the Parties agree that the February Maturity Date will be postponed to the March Maturity Date.

4.2
Deviating from the stipulation in Clause 4.6.2 of the Master Agreement the March Maturity Date will now take place on 27 March 2015 (the “New March Maturity Date”) instead of 31 March 2015, the original March Maturity Date (for the avoidance of doubt, there will only be one March closing which takes place on the New March Maturity Date).

The Parties acknowledge that thereby the New March Maturity Date (i) will no longer fall on the last Business Day of March and (ii) will lapse less than ten Business Days following the March Maturity Notice.
Subject always to the provisions of Clause 4.13 of the Master Agreement (as amended), the Parties agree that there will be no pro rata adjustment of the March earnings and costs (NRI/NOI) based on the fact that the New March Maturity Date does not correspond to the last Business Day of March.

4.3
Against the background that the first maturity date will be postponed for all Purchase Objects of the Trias Portfolio from the February Maturity Date to the New March Maturity Date (at the earliest), no purchase price adjustment in accordance with Clause 4.13.1 of the Master Agreement will be made for all Purchase Objects in relation to which (i) all IPA CP Confirmations and (ii) all Purchase Price CP Confirmations, in each case except those set out under lit. (a) and (b) below (the “Exempted CPs”), have been received by the Notary by 12 February 2015, 24.00 hrs. (midnight) Central European Time.

The Exempted CPs are those conditions precedent directly or indirectly relating to:

(a)
the Sellers’ former and present depository banks’ consents to the sale of the Trias Portfolio as well as the approval of the German Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht – BaFin) to the change of the Sellers’ depository banks and the sale of the Trias Portfolio;

(b)	the full discharge of the security for the Sellers’ financing.
The application of the purchase price adjustment in Clauses 4.13.1 to 4.13.4 will accordingly be deferred from the February Maturity Date to the New March Maturity Date.

4.4
The Parties agree that the February Maturity Notice under Clause 4.5.1 of the Master Agreement shall be sent out by the Notary not on 13 February 2015, but shall be postponed by as much as one week and served by the Notary until 20 February 2015 at the latest. The Parties further agree that the Notary shall include in the February Maturity Notice information as to the Purchase Objects in relation to which the IPA CP Confirmations and/or the Purchase Price CP Confirmations are not fulfilled because of non-fulfilment of Exempted CPs; except for the German Properties, where the Notary can determine this, that information shall be supplied to the Notary by the Parties. For the avoidance of doubt, (i) the relevant date for the receipt by the Notary of IPA CP Confirmations and Purchase Price CP Confirmations (12 February 2015, 24.00 hrs) shall remain unaffected and (ii) the Exempted CPs shall not be waived but have to be confirmed by the Notary in a later Maturity Notice.

--9-

5	SERVED DEFERRAL NOTICES / TENANCY SCHEDULE INACCURACIES

5.1
The Deferral Notice for the Purchase Objects Marly-la-Ville and Joubert has been served. For the avoidance of doubt, the Parties agree that the Maturity Date for the Purchase Objects Marly-la-Ville and Joubert shall be 27 March 2015, unless otherwise agreed henceforth.

5.2
In relation to the Purchase Object Werl, two inaccuracies in the tenancy schedule were discovered after signing of the Master Agreement: Residential tenant Konjo Asante-Aminpong has terminated the lease in November 2014 and residential tenant Gerrit Bleß has concluded a new lease in October 2014. The Parties confirm that these occurrences are of minor impact and commercially roughly balance each other and therefore do not give rise to a breach of guarantee and/or Purchase Price adjustment.

6	CP CONFIRMATIONS
Schedules 4.4.1 and 4.4.2 of the Master Agreement are hereby replaced by the combined and simplified confirmation attached as Schedule 6 to this Amendment No. 1 to the Master Agreement. These confirmations can be signed by the Parties in counter-parts and be served to the Notary as pdf-copy via email or by telefax.

7	ACCOUNT DETAILS
With respect to Clause 4.8 of the Master Agreement the Parties agree that Exhibit H attached to the Master Agreement shall be replaced by Exhibit H-NEW attached to this Amendment No. 1 to the Master Agreement.

8	FINAL PROVISIONS

8.1
The Parties confirm that each Party shall fulfil its obligations, in particular its co-operation obligations, under this Amendment No. 1 to the Master Agreement, the Master Agreement and the respective IPAs in a proper and timely fashion, especially where the co-operation of one Party is required to allow the other Party to liaise with third parties to further the completion of the transaction.

8.2	The Parties agree that the respective IPAs may, where necessary, be amended in accordance with this Amendment No. 1 to the Master Agreement.

8.3	Each Party shall bear the costs of its own advisers.
The Purchasers shall bear the notarisation costs connected with this Amendment No. 1 to the Master Agreement.

8.4	Unless expressly changed above, the Master Agreement remains unchanged and in full force and effect.

8.5
This Amendment No. 1 to the Master Agreement is subject to and governed by the laws of the Federal Republic of Germany and, unless imperatively subject to different laws, shall be construed and interpreted accordingly.

8.6
Insofar as there is no exclusive statutory jurisdiction, all disputes arising under or in connection with this Amendment No. 1 to the Master Agreement shall exclusively be determined by the civil courts of Frankfurt am Main, Germany.

--10-

This Amendment No. 1 to the Master Agreement together with its Schedule 6 and Exhibit H-New was read aloud to the persons appearing, approved by them and then signed as follows by the persons appearing and the Notary

/s/ Mr. Wolfram H. Krüger
/s/ Mr. Nils Lütthans
/s/ Mr. Sebastian Lietsch
/s/ Mr. Victor Stoltenburg
/s/ Dr. Alexander Ruhl
/s/ Mr. Markus Böhn
/s/ Dr. Hinrich Thieme, Notary

--11-

Roll of deeds no.44 /2015

NEGOTIATED

On 27 March 2015

Before me, the undersigning notary
Dr. Hinrich Thieme
in the district of the Higher Regional Court of Frankfurt am Main, Germany
with official seat in Frankfurt am Main, Untermainanlage 1, 60329 Frankfurt am Main

appeared today:

(1)	Ms. Dr. Kim Laura Frank, born 3 August 1981
personally known to the Notary,
with business address at Mainzer Landstraße 16, 60325 Frankfurt a.M.,
The person appearing at (1) declares that in the following she is not acting in her own name, but – excluding any personal liability towards the Parties – in the name and on behalf of:

(1.1)
IVG Institutional Funds GmbH with business address at THE SQUAIRE 18, Am Flughafen, 60549 Frankfurt am Main and its seat in Frankfurt am Main, registered in the commercial register of the local court of Frankfurt am Main under number HR B 91062, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) “EuroWest“

--1-

- “IVG Seller 1” -

(1.2)
PMG - Property Management GmbH with business address at THE SQUAIRE 18, Am Flughafen, 60549 Frankfurt am Main and its seat in Frankfurt, registered in the commercial register of the local court Frankfurt am Main under number HRB 96246

- “IVG Seller 2” –

(1.3)	Via Bensi 1/1 S.r.l. a limited liability company incorporated under the laws of Italy with registered office at via Olmetto 17, Milan Italy
- “IVG Seller 3” -
The person appearing at (1) presented certified copies of the notarised original powers of attorney dated 8 December 2014 (roll of deeds number 568/2014 of notary Dr. Carsten J. Angersbach in Frankfurt am Main) and dated 11 December 2014 (roll of deeds number 583/2014 of notary Dr. Carsten J. Angersbach in Frankfurt am Main) and the notarised original of the power of attorney dated 18 December 2014 (roll of deeds number 166/2014 P of notary Dr. Gero Pfeiffer in Frankfurt am Main). Certified copies of the powers of attorney are attached to this Amendment No. 2 as Exhibit A.

(1.4)
INTERNOS Spezialfondsgesellschaft mbH, with business address at Goetheplatz 4, 60311 Frankfurt am Main and its seat in Frankfurt am Main, registered in the commercial register of Frankfurt am Main under number HR B 98593, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) “ProCommerz“

- “INTERNOS Seller” -
The person appearing at (1) presented the notarised original of the power of attorney dated 18 December 2014 (roll of deeds number 165/2014 P of notary Dr. Gero Pfeiffer in Frankfurt am Main) and the notarised original of the sub-power of attorney dated 24 March 2015 (roll of deeds number 44/2015 R of notary Dr. Volker Rebmann, Frankfurt am Main. Certified copies of the power of attorney and the sub-power of attorney are attached to this Amendment No. 2 as Exhibit B.
The INTERNOS Seller was previously named Commerz Real Spezialfondsgesellschaft mbH and was subsequently renamed into its present name without a change of legal form or identity on the basis of the shareholders' resolution dated 1 November 2013 registered with the commercial register on 13 February 2014 and 6 March 2014.

(1.5)
WestInvest Gesellschaft für Investmentfonds mbH with business address at Hans-Böckler-Straße 33, 40476 Düsseldorf and its seat in Düsseldorf, registered in the commercial register of Düsseldorf under number HR B 24304, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) “WestInvest Spezial 1“

- “Deka Seller” -
The person appearing at (1) presented the notarised original of the power of attorney dated 18 December 2014 (roll of deeds number 1133/2014 B of notary Frank Brüggemann in Frankfurt am Main) and the original of the sup-power of attorney dated 26 March 2015 (roll of deeds number 43/2015 of notary Dr. Hinrich Thieme, Frankfurt am Main). Certified copies of the power of attorney and of the sub-power of attorney are attached to this Amendment No. 2 as Exhibit C. Furthermore the person appearing at (1) presented a copy of the the notarised power of attorney dated

--2-

15 December 2014 (roll of deeds number 1110/2014 B of notary Frank Brüggemann in Frankfurt am Main) which is attached as Exhibit C.

(2)	Mr. Dr. David Elshorst, born 7 July 1968
personally known to the Notary,
with business address at Mainzer Landstraße 46, 60325 Frankfurt am Main
The person appearing at (2) declares that in the following he is not acting in his own name, but
(i) in relation to 2.1 – 2.20 based on the notarised and apostilled powers of attorney dated 15 December 2014 of Notary Carlo Wersandt in, Luxembourg – excluding any personal liability towards the Parties – (certified copies of the powers of attorney are attached to this Amendment No. 2 as Exhibit D);
(ii) in relation to 2.21 + 2.22 based on the notarised and apostilled powers of attorney dated 17 December 2014 of deputy notary Sandra Christina Sousa Gomes dos Reis in Lisbon – excluding any personal liability towards the Parties – (certified copies of the powers of attorney are attached to this Amendment No. 2 as Exhibit D);
(iii) in relation to 2.23 to 2.38 based on the powers of attorney dated 26 March 2015 – excluding any personal liability towards the Parties – (copies of the powers of attorney are attached to this Amendment No. 2 as Exhibit D);
in the name and on behalf of:

(2.1)
Trias Holdco C – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies’ register under registration number B 192.534), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 1” -

(2.2)
Trias GER Immermannstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.539), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 2” -

(2.3)
Trias GER Munsterstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.544), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 3” -

(2.4)
Trias GER Rather Strasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under

--3-

registration number B 192.630), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,
- “Purchaser 4” -

(2.5)
Trias GER Ludwigstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.548), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 5” -

(2.6)
Trias GER Kaygasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.561), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 6” -

(2.7)
Trias GER Bottrop – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.563), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 7” -

(2.8)
Trias GER Holzwickede – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.569), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 8” -

(2.9)
Trias GER Munster – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.568), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 9” -

(2.10)
Trias GER Werl – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.577), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 10” -

(2.11)	Trias GER Cuxhaven – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg

--4-

(registered in the Luxembourg Trade and Companies' register under registration number B 192.578), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,
- “Purchaser 11” -

(2.12)
Trias GER Kirchheide – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.579), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 12” -

(2.13)
Trias GER Uhlandstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.581), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 13” -

(2.14)
Trias GER Stuttgart – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.583), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 14” -

(2.15)
Trias GER Bunte Kuh – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.584), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 15” -

(2.16)
Trias GER Pferdemarkt – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.585), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 16” -

(2.17)
Trias GER Munich Airport – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.586), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 17” -

--5-

(2.18)
Trias GER Ibis Berlin – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.597), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 18” -

(2.19)
Trias GER IC Berlin – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.631), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 19” -

(2.20)
Trias GER Parexel – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.593), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 20” -

(2.21)
Trias PRT Office 123-T, LDA, a private limited company incorporated under the laws of Portugal (registered in the Portuguese Commercial Register under registration number 513.330.470), with a share capital of EUR 12,500, having its registered office at Rua Ivens no. 42, 1st floor, 1200-023 Lisbon,

- “Purchaser 21” -

(2.22)
Trias PRT Albufeira-T, LDA, a private limited company incorporated under the laws of Portugal (registered in the Portuguese Commercial Register under registration number 513.330.453), with a share capital of EUR 12,500, having its registered office at Rua Ivens no. 42, 1st floor, 1200-023 Lisbon,

- “Purchaser 22” -

(2.23)
SCI Trias FRA Marly – T, a société civile immobilière (private limited company for property purposes) incorporated under the laws of the Republic of France (registered in the Paris register of commerce and companies under registration number 809 608 912 R.C.S. Paris), with a share capital of EUR 10,000, having its registered office at 4 Place de la Défense, La Défense 4, 92974 Paris La Défense CEDEX,

- “Purchaser 23” -

(2.24)
Trias OPCI, a société de placement à prépondérence immobilière à capital variable sous la forme SAS incorporated under the laws of the Republic of France (registered in the Paris register of commerce and companies – registration number remaining to be ascribed), with a minimum share capital of EUR 14,663,100, having its registered office at c/o Swiss Life Reim, 13 avenue de l’Opéra, 75001 Paris,

- “Purchaser 24” -

--6-

(2.25)
Trias Pool III – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194829), with a share capital of EUR 12,500, having its registered office at 6A route de Trèves, L-2633 Senningerberg

- “Purchaser 25” -

(2.26)
Trias UK Gemini – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194339), with a share capital of GBP 15,000, having its registered office at L-2633 Senningerberg, 6A route de Trèves,

- “Purchaser 26” -

(2.27)
Trias UK Sherard – T, S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194345), with a share capital of GBP 15,000, having its registered office at L-2633 Senningerberg, 6A route de Trèves,

- “Purchaser 27” -

(2.28)
Trias UK Centrium 1 – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194350), with a share capital of GBP 15,000, having its registered office at L-2633 Senningerberg, 6A route de Trèves,

- “Purchaser 28” -

(2.29)
Trias UK The Building – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194373), with a share capital of GBP 15,000, having its registered office at L-2633 Senningerberg, 6A route de Trèves,

- “Purchaser 29” -

(2.30)
Trias UK Delta – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194335), with a share capital of GBP 15,000, having its registered office at L-2633 Senningerberg, 6A route de Trèves,

- “Purchaser 30” -

(2.31)
Trias UK Edinburgh – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194364), with a share capital of GBP 15,000, having its registered office at L-2633 Senningerberg, 6A route de Trèves,

- “Purchaser 31” -

--7-

(2.32)
Trias BEL Leopold 1 – T S.p.r.l., a société privée à responsabilité limitée (private limited liability company) incorporated under the laws of the Kingdom of Belgium (registered in the Commercial Register of Brussels register under registration number 0597.987.281), with a share capital of EUR 18,550, having its registered office at Rue Montoyer 10, 1000 Brussels,

- “Purchaser 32” -

(2.33)
Trias BEL Souverain – T S.p.r.l., a société privée à responsabilité limitée (private limited liability company) incorporated under the laws of the Kingdom of Belgium (registered in the Commercial Register of Brussels register under registration number 0597.987.776), with a share capital of EUR 18,550, having its registered office at Rue Montoyer 10, 1000 Brussels,

- “Purchaser 33” -

(2.34)
Trias Pool VII – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194.837), with a share capital of EUR 12,500, having its registered office at L-2633 Senningerberg, 6A route de Trèves,

- “Purchaser 34” -

(2.35)
Trias NLD Rijswijk – T B.V., a Besloten Vennootschap (private limited liability company) incorporated under the laws of the Kingdom of the Netherlands (registered in the Netherlands Chamber of Commerce Commercial Register under registration number 62583247), with a share capital of EUR 10,000, having its registered office at Zuidplein 156, 1077XV Amsterdam,

- “Purchaser 35” -

(2.36)
Trias NLD De Meern – T B.V., a Besloten Vennootschap (private limited liability company) incorporated under the laws of the Kingdom of the Netherlands (registered in the Netherlands Chamber of Commerce Commercial Register under registration number 62583514), with a share capital of EUR 10,000, having its registered office at Zuidplein 156, 1077XV Amsterdam,

- “Purchaser 36” -

(2.37)
Trias ITA Edificio J – T S.r.l., a società a responsabilità limitata (private limited liability company) incorporated under the laws of the Republic of Italy (registered in the Italian Business Register under registration number MI-2062572), with a share capital of EUR 10,000, having its registered office at Via Tortona 25, CAP 20144, Milan,

- “Purchaser 37” -

(2.38)
Trias ESP Leonor – T S.L., a sociedad limitada (limited partnership) incorporated under the laws of the Kingdom of Spain (registered with the Commercial Registry of Madrid, at Volume 33,123, Page M-596119), with a share capital of EUR 3,000, having its registered office at Calle Monte Esquinza 30, bajo izquierda (28010) Madrid,

- “Purchaser 38” -

--8-

I. DESIGNATION OF PARTIES
The IVG Seller 1, the IVG Seller 2, the IVG Seller 3, the INTERNOS Seller and the Deka Seller are collectively referred to as the "Sellers" and each individually as a "Seller"
The Purchaser 1 to the Purchaser 38 are collectively referred to as the "Purchasers" and each individually as a "Purchaser".
The Sellers and the Purchasers are collectively also referred to as the "Parties" or each individually as a "Party".
A master agreement (the Master Agreement) was concluded between the Sellers and the Purchasers on 18 December 2014 (roll of deed no. 234/2014 of notary Dr. Hinrich Thieme, Frankfurt am Main) regarding the acquisition of the Purchase Objects together with the notarial deed dated 18 December 2014, roll of deeds number 232/2014 of the Notary Dr. Hinrich Thieme in Frankfurt am Main (the “Reference Deed INT 1”), the notarial deed dated 15, 16, 17 December 2014, roll of deeds number 150/2014 P of the notary Dr. Gero Pfeiffer in Frankfurt am Main (the “Reference Deed INT 2”) and the notarial deed dated 13, 14, 15, 16 December 2014, roll of deeds number 1184/2014 S of the notary Dr. Bernhard Schütz (the “Reference Deed INT 3” and Reference Deed INT 1, Reference Deed INT 2 and Reference Deed INT 3 together the “Reference Deeds INT”) and the notarial deed dated 18 December 2014, roll of deeds number 233/2014 of the Notary Dr. Hinrich Thieme in Frankfurt am Main (the “Reference Deed GER” and together with Reference Deeds INT the “Reference Deeds”) and the Amendment No. 1 to the Master Agreement on 12 February 2015, roll of deeds number 21/2015 of the Notary Dr. Hinrich Thieme in Frankfurt am Main (the Amendment No. 1) were created.
Reference is hereby made to the Master Agreement, the Amendment No. 1 and the Reference Deeds. They were available as an original or certified copies respectively at today's notarisation. The persons appearing state they are familiar with the contents of the Master Agreement, the Amendment No. 1 and the Reference Deeds and they waive them being read out loud and them being attached to this Amendment No. 2. The Notary has informed the persons appearing of the importance of the reference under section 13a of the German Notarisation Act (Beurkundungsgesetz).

II. RECORDING IN THE ENGLISH LANGUAGE
The persons appearing requested that this Amendment No. 2 to the Master Agreement be recorded in the English language and stated that they had sufficient command of the English language. The Notary, who himself has sufficient command of the English language; verified that the persons appearing did, in fact, have such sufficient command of the English language. Advised by the Notary of their rights to obtain the assistance of a sworn interpreter and to have a certified translation attached to this Amendment No. 2 to the Master Agreement, the persons appearing waived such rights.

III. NO PRIOR INVOLVEMENT
Upon the Notary's instruction on the contents of prior involvement (Vorbefassung) within the meaning of Section 3 (1) no. 7 of the German Notarisation Act (Beurkundungsgesetz), the persons appearing and the Notary confirmed that there was no such prior involvement.

The persons appearing requested notarisation of the following:

--9-

Project Trias
Amendment No. 2 to the
Master Agreement dated 19 December 2014 and
Amendment No. 1 dated 12 February 2015

1	RECITALS

(A)
A master agreement was concluded between the Sellers and the Purchasers 1 to 22 on 19 December 2014 (roll of deeds no. 234/2014 of notary Dr. Hinrich Thieme, Frankfurt am Main) ("Original Agreement") and an amendment no. 1 to such master agreement was concluded on 12 February 2015 (roll of deeds no. 21/2015 of notary Dr. Hinrich Thieme, Frankfurt am Main) regarding the acquisition of the Purchase Objects (collectively hereinafter the “Master Agreement”).

(B)
The Purchaser envisages transferring the contractual relationship under the Master Agreement and the relevant IPA in relation to certain Purchase Objects to Internal Designees as provided in clause 17.3.1 of the Original Agreement.

(C)	In relation to the German APA, the Parties agree that the circle of potential land charge beneficiaries in Clause 11 of the German APA shall be extended.

(D)
At the Purchasers’ request the Parties intend to further defer the closing of the transaction. To this end they intend to defer the New March Maturity Date and compensate certain disadvantages the Sellers would otherwise suffer as a consequence of such deferral.

NOW, therefore, the Parties agree as follows:

2	DEFINITIONS
The definitions used in this Amendment No. 2 shall have the same meaning as the definitions listed in the Master Agreement unless otherwise stated herein.

3	Transfer of Benefit of IPAs to PropCos

3.1
The Parties hereby agree, making reference to Clause 17.3 last paragraph of the Original Agreement, to fully transfer the contractual relationships under the Master Agreement and the relevant IPA in relation to the indicated Purchase Objects in accordance with Clause 17.3.1 of the Original Agreement from the Purchaser to Internal Designees as shown in the following table with effect as of 27 March 2015 (24.00 hours CET) ("Effective Date") ("Transfers"):

--10-

Asset Purchases

Property / Entity	Legal Designation	Country	Original Purchaser	Internal Designees (new purchasers)
6 rue Eugène Pottier 95670 Marly-La-Ville	Title: freehold Property registered with the cadastral register as follows: ZD8, ZD9, ZD10, ZD11, ZD12, ZD13, ZD14, ZD150, ZD41, ZD55, ZD152, ZD77, ZD93, ZD95, ZD96, ZD97, ZD98, ZD100, ZD102 and ZD104	France	Purchaser 1	Purchaser 23 (SCI Trias FRA Marly – T)
(Gemini Building) 920 Aztec West, Almondsbury Bristol BS32 4SR	Title No.: GR316564 Title: Freehold (Title Absolute) Land Registry: South Gloucestershire	England	Purchaser 1	Purchaser 26 (Trias UK Gemini – T Sarl)
(Sherard Building) The Sherard Building, Oxford Science Park, Grenoble Road, Sandford on Thames, Oxford	Title No.: ON253512 Title: Leasehold (Title Absolute) Land Registry: Oxfordshire: Oxford		Purchaser 1	Purchaser 27 (Trias UK Sherard – T Sarl)
(Centrium 1) 1 Centrium Business Park, Griffiths Way, St Albans AL1 2RD	Title No.: HD473089 Title: Freehold (Title Absolute) Land Registry: Hertfordshire: St Albans		Purchaser 1	Purchaser 28 (Trias UK Centrium 1 – T Sarl)
(The Building) 578/586 Chiswick High Road, Chiswick W4 5RP	Title No.: NGL47571 Title: Freehold (Title Absolute) Land Registry: Hounslow		Purchaser 1	Purchaser 29 (Trias UK The Building – T Sarl)

--11-

Property / Entity	Legal Designation	Country	Original Purchaser	Internal Designees (new purchasers)
Delta House 46-54 West Nile Street Glasgow G1 2NP	Title: Freehold ALL and WHOLE the subject at 46-54 West Nile Street, Glasgow G1 2NP registered in the Land Register of Scotland under Title Number GLA161027	Scotland	Purchaser 1	Purchaser 30 (Trias UK Delta – T Sarl)
3 Lochside View Edinburgh EH1 9DH	Title: Freehold ALL and WHOLE the subject at 3 Lochside View, Edinburgh EH12 9DH registered in the Land Register of Scotland under Title Number MID15927		Purchaser 1	Purchaser 31 (Trias UK Edinburgh – T Sarl)
Rue Montoyer 10 1000 Brussels	Property registered with the land registry according to title and to a recent extract from the land registry as Brussels, 5th division, section E, number 371/P, with a surface of 856 m².	Belgium	Purchaser 1	Purchaser 32 (Trias BEL Leopold 1 – T Sarl)
Boulevard du Souverain 278, 280/286 1160 Brussels
Property registered with the land registry according to title and to a recent extract from the land registry as Auderghem, 2nd division, section B, numbers 0319/A/2 and 0316/Z, with a surface of 3,477 m², comprising a six-floor main building at n° 280 and a two-floor annex at n° 278
			Purchaser 1	Purchaser 33 (Trias BEL Souverain – T Sarl)
Laan van Hoornwijck 55 and 65 2289 DG Rijswijk	Title: freehold Land register: Rijswijk Section: E Number: 2258	Netherlands	Purchaser 1	Purchaser 35 (Trias NLD Rijswijk – T, BV)
Rijnzathe 14 3454 PV De Meern,	Title: freehold Land register: Oudenrijin Section: A Number: 3778		Purchaser 1	Purchaser 36 (Trias NLD De Meern – T BV)

--12-

Property / Entity	Legal Designation	Country	Original Purchaser	Internal Designees (new purchasers)
Via Giovanni Bensi 1/1 20152 Milan	Title: Freehold (indirect) Property registered with the cadastral register under sheet 505, parcel 79 sub-parcels 1-75 and 701-717; parcel 69, sub-parcels 1-2	Italy	Purchaser 1	Purchaser 37 (Trias ITA Edificio J – T Srl)
Calle Santa Leonor 39 Madrid	Title: Freehold Property registered with the land registry office of Madrid, Number 17, plot 10,238, cadastral reference number 6666213VK466F00001QG	Spain	Purchaser 1	Purchaser 38 (Trias ESP Leonor – SL)

Share Purchases

Property / Entity	Legal Designation	Country	Original Purchaser	Internal Designees (new purchasers)
58 Avenue Marceau
a société par actions simplifiée à capital variable incorporated and existing under the laws of France with a share capital currently amounting to EUR 5,100,000, having its registered office located at in Paris (75008), 32 rue des Mathurins, registered under the Paris Trade and Companies Register under number 484 237 573
		France	Purchaser 1	Purchaser 25 (Trias Pool III – T Sarl)

--13-

Property / Entity	Legal Designation	Country	Original Purchaser	Internal Designees (new purchasers)
20 Rue Joubert
a société par actions simplifiée à capital variable incorporated and existing under the laws of France with a share capital currently amounting to EUR 1,035,300, having its registered office located at in Paris (75008), 32 rue des Mathurins, registered under the Paris Trade and Companies Register under number 444 549 794
			Purchaser 1	Purchaser 24 (Trias OPCI)
121 Rue d’Alésia
a société par actions simplifiée à capital variable incorporated and existing under the laws of France with a share capital currently amounting to EUR 4,100,000, having its registered office located at in Paris (75008), 32 rue des Mathurins, registered under the Paris Trade and Companies Register under number 478 124 720
		France	Purchaser 1	Purchaser 25 (Trias Pool III – T Sarl)
The Science Propco (Immo Science 41 BV BVBA)	Company having its registered office at rue Montoyer 10, 1000 Brussels, registered with the Crossroad Bank of Enterprises under registration number 0863.981.770	Belgium	Purchaser 1	Purchaser 34 (BvBa and Trias Pool VII – T Sarl)

3.2
The Parties confirm that the Transfers lead to a complete exchange of the contractual position on the Purchaser's side, i.e. that as of the Effective Date (i) only the respective Internal Designee is entitled and obliged under the Master Agreement and the relevant IPA, (ii) all benefits and burdens are with the respective Internal Designee and (iii)  Purchaser 1 shall be absolved from any liability in connection with the Purchase Objects which are subject to the Transfers.

3.3	Details of the Transfers will, to the extent necessary, be regulated in an amendment to the relevant IPA.

4	Deferral of Closing

--14-

4.1	Secure Portfolio Maturity Date:
The Parties hereby agree that the New March Maturity Date will be deferred. The Parties further agree that (i) all further conditions precedent for the validity according to clause 4.4.1 of the Master Agreement have been fulfilled for all IPAs and (ii) the Purchase Price Maturity CPs according to clause 4.4.2 of the Master Agreement have been fulfilled for all Purchase Objects with the one exception of the Purchase Object Cuxhaven (the “Secure Portfolio”). The Parties finally agree that the Maturity Date for the entire Secure Portfolio will be 8 April 2015 (the “Secure Portfolio Maturity Date”).
Accordingly,

4.1.1	there will be no Maturity Date and no closing on 27 March 2015; and

4.1.2
the Maturity Date for the Purchase Object Cuxhaven is suspended indefinitely. Such suspension period shall continue until either of the following events: (i) the Parties agree on revised terms of purchase and a binding Maturity Date for the Purchase Object Cuxhaven, (ii) the Parties jointly resolve to definitely remove the Purchase Object Cuxhaven from the transaction or (iii) either Party, following 30 June 2015 and according to clause 13.2 of the Master Agreement, rescinds the Master Agreement and the German APA in relation to the Purchase Object Cuxhaven. In case of a rescission or removal of the Purchase Object Cuxhaven the Parties will share the costs for the registration and deletion of the priority notice.

4.2	Increased Down Payment:

4.2.1
The Notary has confirmed receipt of a further amount of EUR 26,750,000 (in words: twenty six million seven hundred fifty thousand Euros) on behalf of the Purchasers on the escrow account established by the Notary (the “Escrow Account”) so that a total amount of EUR 50,000,000 (the “Increased Down Payment”) stands to the credit of the Escrow Account. Each Purchase Price minus the corresponding Increased Down Payment is defined as the “Remaining Purchase Price”. The Notary is instructed to invest the Increased Down Payments at standard banking conditions.

4.2.2
The Increased Down Payment in its entirety shall be allocated to all Purchase Objects of the Secure Portfolio, pro rated according to their respective share of the aggregate Purchase Prices of the Secure Portfolio as set out in Schedule 4.2.2. Accordingly, no part of the Increased Down Payment shall be allocated to the Purchase Object Cuxhaven.

4.2.3	The Increased Down Payment is subject to the same provisions as the initial Down Payment was subject to the following provision:
At the Secure Portfolio Maturity Date the Notary shall release the Increased Down Payments allocated to the Purchase Objects for which the Purchase Price fall due pursuant to Schedule 4.2.2 to the respective Seller`s account as set out in Exhibit H-NEW unless a Seller has instructed the Notary in writing (pdf scan per email is sufficient) until 7 April 2015 11.00 am CET at the latest to transfer the respective Increased Down Payment to another account designated by such Seller save for the account with respect to the Purchase Object Schwaig-Oberding which can not be changed by unilateral instruction of the respective Seller; the Increased Down Payment for the Purchase Object Schwaig-Oberding has to be released by the Notary to the following account: Deutsche Postbank AG, IBAN: DE94380107006193999000; BIC: PBNKDEFF.

--15-

4.3	Financing Confirmation:
The Purchasers have provided to the Sellers the financing confirmation from the lender for the proposed debt portion of the Purchase Prices as set out in Schedule 4.3 and the Sellers accept this.

4.4	Cost Compensation:
The Purchasers will pay to the Sellers within five Business Days following receipt of one or more proper invoice(s) issued by the Sellers a lump sum of EUR 250,000 as compensation for additional costs incurred by the Sellers due to the deferral of the Maturity Date.

4.5	Scottish Transfer Tax:
The Scottish APA in its clause 28.2 contains an obligation of the Sellers to indemnify the Purchasers against any increased transfer tax burden in certain circumstances due to a change of the Scottish tax regime coming into effect on 1 April 2015. The Purchasers hereby waive the right to make any claim under such indemnity and/or otherwise under such clause 28.2.

4.6	Material Adverse Change:
For the purposes of determining whether a Lease MAC according to clause 9.7 of the Master Agreement has occurred, the Transfer Date for the Secure Portfolio shall be deemed to be 27 March 2015. Consequently any event that occurs post 27 March 2015 and would otherwise have constituted a Lease MAC will not be regarded as such.
All other provisions on material adverse changes, in particular on Normal Wear and Tear (clause 9.1 of the Master Agreement), a Relevant Deterioration (clause 9.2 of the Master Agreement) and a Material Deterioration (clause 9.3 of the Master Agreement) remain applicable unchanged.

4.7	Purchase Price Reductions:
No Purchase Price reductions according to clause 4.13 of the Master Agreement shall be effected in relation to the Secure Portfolio.

4.8	April Rental Income:
Without undue delay following the Transfer Date, the Sellers shall initially transfer to the Purchasers the pro rata gross rental income for the time from and including the Transfer Date until the end of the relevant month (e.g. if closing takes place on 8 April 2015 as envisioned 23/30 of the April gross rent are to be transferred to the Purchasers).
In a second step either Party is allowed to reclaim from the respective counter-Party overpayments actually made by them in Settlement of Ancillary Costs according to clause 6.8.3 of the Master Agreement. This shall be reflected accordingly in the Settlement Account drawn up under clause 6.8 of the Master Agreement.

5	POA TO ENCUMBER THE GERMAN PROPERTIES

5.1
Clause 11 of the German APA stipulates that the Purchasers 2 to 20 are entitled to encumber the German Properties with land charges in favour of credit institutions (Kreditinstitute) to secure their financing. The Parties agree that Clause 11 of the German APA shall be extended insofar as the Purchasers 2 to 20 shall be entitled to encumber the German Properties with certified land charges (Einzel- oder Gesamtgrundpfandrechte mit Brief) in favour of CBRE Loan Servicing GmbH (“CBRE”).

--16-

5.2
If and insofar as land charges are created in favour of CBRE, the Purchasers 2 to 20 shall use best efforts to procure that deletion consents (Löschungsbewilligungen) from CBRE for the respective land charges are delivered to the Notary. The Notary is hereby irrevocably instructed by the Parties as follows:

(a)
The application to the land register for registration of the land charges may only be issued accompanied by a clear instruction to the land register to send land charge certificates (Grundschuldbriefe) exclusively to the Notary. The Notary advised the Parties that despite such instruction the land register still may not comply with such an instruction and send the land charge certificates to a different recipient, e.g. the land charge creditor.

(b)
The Notary may not hand over to the Purchasers, the financing bank or CBRE any enforceable copies of the land charge (vollstreckbare Ausfertigung der Grundschuldbestellungsurkunde) or any land charge certificate he receives prior to his receipt of the corresponding release declarations or prior to the confirmation of the Purchase Price payment pursuant to Clause 9.2 of the German APA.

(c)	The Notary will keep such release declarations in escrow until

(i)	either the payment of the Purchase Price has been confirmed pursuant to Clause 9.2 of the German APA ("Closing") in which case he will without undue delay release the deletion consents to CBRE;

(ii)
the Sellers have notified the Notary that Closing has failed in which case the Notary shall follow the procedure set out in clause 12.2 of the German APA accordingly. If the conditions set out in clause 12.2 of the German APA are fulfilled the Notary shall without undue delay file the deletion consents to the competent land registers once the Sellers have proven or CBRE has confirmed return of any monies owed to CBRE according to clause 11.5.5 of the German APA (Zug um Zug).

5.3	For the avoidance of doubt clause 11.1 of the German APA is amended as follows:
“Der jeweilige Käufer verpflichtet den jeweiligen Verkäufer, an der Finanzierung der Kaufpreise zu Lasten des jeweiligen Kaufgegenstandes mitzuwirken. Zum Zwecke der Kaufpreisfinanzierung bevollmächtigen die jeweiligen Verkäufer die jeweiligen Käufer hinsichtlich des jeweiligen Kaufgegenstandes unwiderruflich unter Befreiung von den Beschränkungen des § 181 BGB und mit dem Recht zur Erteilung von Untervollmacht, den Kaufgegenstand durch Erklärung vor dem amtierenden Notar, seinem amtlich bestellten Vertreter oder Amtsnachfolger bis zur Höhe der aggregierten Kaufpreise der Kaufgegenstände desselben Verkäufers mit Einzel- oder Gesamtgrundpfandrechten mit oder ohne Brief (die „Finanzierungsgrundschuld“) zuzüglich bis zu achtzehn Prozent Zinsen jährlich ab Bewilligung und zuzüglich bis zu fünfzehn Prozent einmaliger Nebenleistung zu Gunsten deutscher, europäischer, US-amerikanischer oder in der Europäischen Union ansässiger Kreditinstitute oder beschränkt auf Briefgrundschulden zu Gunsten CBRE Loan Servicing GmbH zu belasten und den jeweiligen Eigentümer des Kaufgegenstandes gemäß § 800 ZPO der sofortigen Zwangsvollstreckung in den belasteten Kaufgegenstand zu unterwerfen sowie Rangänderungen zu bewilligen und zu beantragen, Zweckerklärungen und alle sonstigen für die Belastung des Kaufgegenstandes erforderlichen Erklärungen abzugeben und entgegenzunehmen. Im Außenverhältnis gilt diese Vollmacht unbeschränkt.
Im Außenverhältnis gilt diese Vollmacht unbeschränkt”

--17-

For the rest, Clause 11 of the German APA shall remain unaffected.

5.4	For the avoidance of doubt any reference to credit institutions in the Master Agreement and the German APA shall also include CBRE Loan Servicing GmbH.

6	FINAL PROVISIONS

6.1
The Parties confirm that each Party shall fulfil its obligations, in particular its co-operation obligations, under this Amendment No. 2 to the Master Agreement, the Master Agreement and the respective IPAs in a proper and timely fashion, especially where the co-operation of one Party is required to allow the other Party to liaise with third parties to further the completion of the transaction.

6.2	The Parties agree that the respective IPAs may, where necessary, be amended in accordance with this Amendment No. 2 to the Master Agreement.

6.3	Each Party shall bear the costs of its own advisers. The Purchasers shall bear the notarisation costs connected with this Amendment No. 2 to the Master Agreement.

6.4	Unless expressly changed above, the Master Agreement remains unchanged and in full force and effect.

6.5
This Amendment No. 2 to the Master Agreement is subject to and governed by the laws of the Federal Republic of Germany and, unless imperatively subject to different laws, shall be construed and interpreted accordingly.

6.6
Insofar as there is no exclusive statutory jurisdiction, all disputes arising under or in connection with this Amendment No. 2 to the Master Agreement shall exclusively be determined by the civil courts of Frankfurt am Main, Germany.

The notary instructed the persons appearing

•	that the notary has not counselled the parties as to tax questions;

•
that the notary does not advise on non-German laws. In particular, the Notary advised the persons appearing that he is not familiar with the regulations of the laws of France, United Kingdom, Belgium, Netherlands, Italy and Spain and that he does not advise the parties regarding the laws of these jurisdictions;

•
that the personal data of the persons appearing will be stored at the Notary’s office by means of electronic data processing and will possibly be notified to third parties in connection with obligations of the Notary to inform third parties; the persons appearing agreed therewith;

•	that the Parties are jointly and severally liable for any real estate transfer tax, and for the costs of notarisation of this Agreement;

•
that all contractual provisions must be fully and correctly included in this Deed; un-notarised agreements could be null and void and may render this Deed invalid. In this context, the Parties confirm once more that the information notarised herein is complete and correct.

--18-

This Amendment No. 2 to the Master Agreement (including Schedule 4.2.2 and Schedule 4.3) was read aloud to the persons appearing, approved by them and then signed as follows by the persons appearing and the Notary.

/s/ Ms. Dr. Kim Laura Frank

/s/ Mr. Dr. David Elshorst

/s/ Dr. Hinrich Thieme, Notary

--19-

Execution Version

Project Trias
Amendment No. 3 to the
Master Agreement dated 19 December 2014,
Amendment No. 1 dated 12 February 2015 and
Amendment No. 2 dated 27 March 2015

between

(1)	As sellers

(1.1)
IVG Institutional Funds GmbH with business address at THE SQUAIRE 18, Am Flughafen, 60549 Frankfurt am Main and its seat in Frankfurt am Main, registered in the commercial register of the local court of Frankfurt am Main under number HR B 91062, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) “EuroWest“

- “IVG Seller 1” -

(1.2)
PMG - Property Management GmbH with business address at THE SQUAIRE 18, Am Flughafen, 60549 Frankfurt am Main and its seat in Frankfurt, registered in the commercial register of the local court Frankfurt am Main under number HRB 96246

- “IVG Seller 2” –

(1.3)	Via Bensi 1/1 S.r.l. a limited liability company incorporated under the laws of Italy with registered office at via Olmetto 17, Milan Italy
- “IVG Seller 3” -

(1.4)
INTERNOS Spezialfondsgesellschaft mbH, with business address at Goetheplatz 4, 60311 Frankfurt am Main and its seat in Frankfurt am Main, registered in the commercial register of Frankfurt am Main under number HR B 98593, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) “ProCommerz“

- “INTERNOS Seller” -

(1.5)
WestInvest Gesellschaft für Investmentfonds mbH with business address at Hans-Böckler-Straße 33, 40476 Düsseldorf and its seat in Düsseldorf, registered in the commercial register of Düsseldorf under number HR B 24304, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) “WestInvest Spezial 1“

- “Deka Seller” –
The IVG Seller 1, the IVG Seller 2, the IVG Seller 3, the INTERNOS Seller and the Deka Seller are collectively referred to as the "Sellers" and each individually as a "Seller".

and

--i-

Execution Version

(2)	As purchasers

(2.1)
Trias Holdco C – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies’ register under registration number B 192.534), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 1” -

(2.2)
Trias GER Immermannstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.539), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 2” -

(2.3)
Trias GER Munsterstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.544), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 3” -

(2.4)
Trias GER Rather Strasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.630), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 4” -

(2.5)
Trias GER Ludwigstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.548), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 5” -

(2.6)
Trias GER Kaygasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.561), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 6” -

(2.7)
Trias GER Bottrop – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.563), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

--ii-

Execution Version

- “Purchaser 7” -

(2.8)
Trias GER Holzwickede – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.569), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 8” -

(2.9)
Trias GER Munster – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.568), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 9” -

(2.10)
Trias GER Werl – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.577), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 10” -

(2.11)
Trias GER Cuxhaven – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.578), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 11” -

(2.12)
Trias GER Kirchheide – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.579), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 12” -

(2.13)
Trias GER Uhlandstrasse – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.581), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 13” -

(2.14)
Trias GER Stuttgart – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.583), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

--iii-

Execution Version

- “Purchaser 14” -

(2.15)
Trias GER Bunte Kuh – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.584), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 15” -

(2.16)
Trias GER Pferdemarkt – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.585), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 16” -

(2.17)
Trias GER Munich Airport – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.586), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 17” -

(2.18)
Trias GER Ibis Berlin – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.597), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 18” -

(2.19)
Trias GER IC Berlin – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.631), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 19” -

(2.20)
Trias GER Parexel – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.593), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,

- “Purchaser 20” -

(2.21)
Trias PRT Office 123-T, LDA, a private limited company incorporated under the laws of Portugal (registered in the Portuguese Commercial Register under registration number 513.330.470), with a share capital of EUR 12,500, having its registered office at Rua Ivens no. 42, 1st floor, 1200-023 Lisbon,

--iv-

Execution Version

- “Purchaser 21” -

(2.22)
Trias PRT Albufeira-T, LDA, a private limited company incorporated under the laws of Portugal (registered in the Portuguese Commercial Register under registration number 513.330.453), with a share capital of EUR 12,500, having its registered office at Rua Ivens no. 42, 1st floor, 1200-023 Lisbon,

- “Purchaser 22” -

(2.23)
SCI Trias FRA Marly – T, a société civile immobilière (private limited company for property purposes) incorporated under the laws of the Republic of France (registered in the Paris register of commerce and companies under registration number 809 608 912 R.C.S. Paris), with a share capital of EUR 10,000, having its registered office at 4 Place de la Défense, La Défense 4, 92974 Paris La Défense CEDEX,

- “Purchaser 23” -

(2.24)
Trias OPCI, a société de placement à prépondérence immobilière à capital variable sous la forme SAS incorporated under the laws of the Republic of France (registered in the Paris register of commerce and companies – registration number remaining to be ascribed), with a minimum share capital of EUR 14,663,100, having its registered office at c/o Swiss Life Reim, 13 avenue de l’Opéra, 75001 Paris,

- “Purchaser 24” -

(2.25)
Trias Pool III – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194829), with a share capital of EUR 12,500, having its registered office at 6A route de Trèves, L-2633 Senningerberg,

- “Purchaser 25” -

(2.26)
Trias UK Gemini – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194339), with a share capital of GBP 15,000, having its registered office at L-2633 Senningerberg, 6A route de Trèves,

- “Purchaser 26” -

(2.27)
Trias UK Sherard – T, S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194345), with a share capital of GBP 15,000, having its registered office at L-2633 Senningerberg, 6A route de Trèves,

- “Purchaser 27” -

(2.28)
Trias UK Centrium 1 – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194350), with a share capital of GBP 15,000, having its registered office at L-2633 Senningerberg, 6A route de Trèves,

--v-

Execution Version

- “Purchaser 28” -

(2.29)
Trias UK The Building – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194373), with a share capital of GBP 15,000, having its registered office at L-2633 Senningerberg, 6A route de Trèves,

- “Purchaser 29” -

(2.30)
Trias UK Delta – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194335), with a share capital of GBP 15,000, having its registered office at L-2633 Senningerberg, 6A route de Trèves,

- “Purchaser 30” -

(2.31)
Trias UK Edinburgh – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194364), with a share capital of GBP 15,000, having its registered office at L-2633 Senningerberg, 6A route de Trèves,

- “Purchaser 31” -

(2.32)
Trias BEL Leopold 1 – T S.p.r.l., a société privée à responsabilité limitée (private limited liability company) incorporated under the laws of the Kingdom of Belgium (registered in the Commercial Register of Brussels register under registration number 0597.987.281), with a share capital of EUR 18,550, having its registered office at Rue Montoyer 10, 1000 Brussels,

- “Purchaser 32” -

(2.33)
Trias BEL Souverain – T S.p.r.l., a société privée à responsabilité limitée (private limited liability company) incorporated under the laws of the Kingdom of Belgium (registered in the Commercial Register of Brussels register under registration number 0597.987.776), with a share capital of EUR 18,550, having its registered office at Rue Montoyer 10, 1000 Brussels,

- “Purchaser 33” -

(2.34)
Trias Pool VII – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 194.837), with a share capital of EUR 12,500, having its registered office at L-2633 Senningerberg, 6A route de Trèves,

- “Purchaser 34” -

(2.35)
Trias NLD Rijswijk – T B.V., a Besloten Vennootschap (private limited liability company) incorporated under the laws of the Kingdom of the Netherlands (registered in the Netherlands Chamber of Commerce Commercial Register under registration number 62583247), with a share capital of EUR 10,000, having its registered office at Zuidplein 156, 1077XV Amsterdam,

--vi-

Execution Version

- “Purchaser 35” -

(2.36)
Trias NLD De Meern – T B.V., a Besloten Vennootschap (private limited liability company) incorporated under the laws of the Kingdom of the Netherlands (registered in the Netherlands Chamber of Commerce Commercial Register under registration number 62583514), with a share capital of EUR 10,000, having its registered office at Zuidplein 156, 1077XV Amsterdam,

- “Purchaser 36” -

(2.37)
Trias ITA Edificio J – T S.r.l., a società a responsabilità limitata (private limited liability company) incorporated under the laws of the Republic of Italy (registered in the Italian Business Register under registration number MI-2062572), with a share capital of EUR 10,000, having its registered office at Via Tortona 25, CAP 20144, Milan,

- “Purchaser 37” -

(2.38)
Trias ESP Leonor – T S.L., a sociedad limitada (limited partnership) incorporated under the laws of the Kingdom of Spain (registered with the Commercial Registry of Madrid, at Volume 33,123, Page M-596119), with a share capital of EUR 3,000, having its registered office at Calle Monte Esquinza 30, bajo izquierda (28010) Madrid,

- “Purchaser 38” -

(2.39)
Trias Pool III – TLP S.C.A., a corporate partnership limited by shares incorporated and existing under the laws of Luxembourg, having its registered office at L-2633, Senningerberg, 6A route de Trèves and in the process of being registered with the Luxembourg Register of Trade and Companies,

- “Purchaser 39” -
The Purchaser 1 to the Purchaser 39 are collectively referred to as the "Purchasers" and each individually as a "Purchaser".
The Sellers and the Purchasers are collectively also referred to as the "Parties" or each individually as a "Party".

--vii-

1	RECITALS

(A)
A master agreement was concluded between the Sellers and the Purchasers 1 to 22 on 19 December 2014 (roll of deeds no. 234/2014 of notary Dr. Hinrich Thieme, Frankfurt am Main) ("Original Agreement"), an amendment no. 1 to such master agreement was concluded between the Sellers and the Purchasers 1 to 22 on 12 February 2015 (roll of deeds no. 21/2015 of notary Dr. Hinrich Thieme, Frankfurt am Main) and an amendment no. 2 to such master agreement was concluded between the Sellers and the Purchasers 1 to 38 on 27 March 2015 (roll of deeds no. 44/2015 of notary Dr. Hinrich Thieme, Frankfurt am Main) regarding the acquisition of the Purchase Objects (collectively hereinafter the “Master Agreement”).

(B)
The Purchaser envisages transferring the contractual relationship under the Master Agreement and the relevant IPA in relation to certain French Purchase Objects to Internal Designees as provided in clause 17.3.1 of the Original Agreement.

NOW, therefore, the Parties agree as follows:

2	DEFINITIONS
The definitions used in this amendment no. 3 to the Original Agreement (hereinafter the "Amendment No. 3") shall have the same meaning as the definitions listed in the Master Agreement unless otherwise stated herein.

3	Transfer of Benefit of IPAs to PropCos

3.1
The Parties hereby agree to fully transfer the contractual relationships under the Master Agreement and the relevant IPA in relation to the indicated two French Purchase Objects (both Share Purchases) in accordance with Clause 17.3.1 of the Original Agreement from the Former Purchasers ("Former Purchasers") to Internal Designees as shown in the following table with effect as of 8 April 2015 ("Effective Date") ("Transfers"):

--8-

Property / Entity	Legal Designation	Former Purchasers	Internal Designees (new purchasers)
121, Rue d'Alésia, 75014 Paris
a société par actions simplifiée à capital variable incorporated and existing under the laws of France with a share capital currently amounting to EUR 4,100,000, having its registered office located at in Paris (75008), 32 rue des Mathurins, registered under the Paris Trade and Companies Register under number 478 124 720
		Originally: Purchaser 1 (Trias Holdco C – T S.à r.l.) According to Amendment No. 2: Purchaser 25 (Trias Pool III – T S.a r.l.)	Purchaser 39 (Trias Pool III – TLP S.C.A.)
58 Avenue Marceau, 75008 Paris
a société par actions simplifiée à capital variable incorporated and existing under the laws of France with a share capital currently amounting to EUR 5,100,000, having its registered office located at in Paris (75008), 32 rue des Mathurins, registered under the Paris Trade and Companies Register under number 484 237 573
		Originally: Purchaser 1 (Trias Holdco C – T S.à r.l.) According to Amendment No. 2: Purchaser 25 (Trias Pool III – T S.a r.l.)	Purchaser 39 (Trias Pool III – TLP S.C.A.)

3.2
The Parties confirm that the Transfers lead to a complete exchange of the contractual position on the Purchaser's side, i.e. that as of the Effective Date (i) only the respective Internal Designee is entitled and obliged under the Master Agreement and the relevant IPA, (ii) all benefits and burdens are with the respective Internal Designee and (iii) Former Purchasers shall be absolved from any liability in connection with the Purchase Objects which are subject to the Transfers.

3.3	The transfer of the contractual relationship under the relevant IPAs has been made further to the substitution notice sent by Purchaser 25 to the IVG Seller 1 on 2 April 2015.

4	FINAL PROVISIONS

4.1
The Parties confirm that each Party shall fulfil its obligations, in particular its co-operation obligations, under this Amendment No. 3, the Master Agreement and the respective IPAs in a proper and timely fashion, especially where the co-operation of one Party is required to allow the other Party to liaise with third parties to further the completion of the transaction.

4.2	The Parties agree that the respective IPAs may, where necessary, be amended in accordance with this Amendment No. 3.

4.3	Each Party shall bear the costs of its own advisers.

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4.4	Unless expressly changed above, the Master Agreement remains unchanged and in full force and effect.

4.5	This Amendment No. 3 is subject to and governed by the laws of the Federal Republic of Germany and, unless imperatively subject to different laws, shall be construed and interpreted accordingly.

4.6
Insofar as there is no exclusive statutory jurisdiction, all disputes arising under or in connection with this Amendment No. 3 shall exclusively be determined by the civil courts of Frankfurt am Main, Germany.

Frankfurt, 17 April 2015 Place, date	Frankfurt, 17 April 2015 Place, date
/s/ Mr. Wolfram H. Krüger Mr. Wolfram H. Krüger for and on behalf of IVG Seller 1, IVG Seller 2 and IVG Seller 3	/s/ Mr. Wolfram H. Krüger Mr. Wolfram H. Krüger for and on behalf of INTERNOS Seller

Frankfurt, 17 April 2015 Place, date	Luxembourg, April 9th 2015 Place, date
/s/ Mr. Wolfram H. Krüger Mr. Wolfram H. Krüger for and on behalf of Deka Seller	/s/ David Fallick David Fallick for and on behalf of the Purchasers

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Roll of deeds no. 98/2015

NEGOTIATED

On 1 June 2015

Before me, the undersigning notary
Dr. Hinrich Thieme
in the district of the Higher Regional Court of Frankfurt am Main, Germany
with official seat in Frankfurt am Main, Untermainanlage 1, 60329 Frankfurt am Main

appeared today:

(1)	Ms. Dr. Kim Laura Frank, born 3 August 1981
with business address at Mainzer Landstraße 16, 60325 Frankfurt a.M., personally known to the Notary,
The person appearing at (1) declares that in the following she is not acting in her own name, but – excluding any personal liability towards the Parties – in the name and on behalf of:
WestInvest Gesellschaft für Investmentfonds mbH with business address at Hans-Böckler-Straße 33, 40476 Düsseldorf and its seat in Düsseldorf, registered in the commercial register of Düsseldorf under number HR B 24304, acting for the special AIF-fund (Spezial-AIF-Sondervermögen) “WestInvest Spezial 1“
- “Deka Seller” -
The person appearing at (1) presented the notarised original of the powers of attorney dated 18 December 2014 and dated 27 March 2015 (roll of deeds number 1133/2014 B respectively number 289/2015 B of notary Frank Brüggemann in Frankfurt am Main) and the notarised original of the sub-power of attorney dated 26 March 2015 (roll of deeds number 43/2015 of notary Dr. Hinrich Thieme, Frankfurt am Main). Certified copies of the powers of attorney and of the sub-power of attorney are attached to this Amendment No. 4 as Exhibit A.

(2)	Mr. Markus Böhn, born 30 July 1977
with business address at Mainzer Landstraße 46, 60325 Frankfurt am Main, personally known to the Notary,
The person appearing at (2) declares that in the following he is not acting in his own name, but – excluding any personal liability towards the Parties – in the name and on behalf of:
Trias GER Cuxhaven – T S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Grand Duchy of Luxembourg (registered in the Luxembourg Trade and Companies' register under registration number B 192.578), with a share capital of EUR 12,500, having its registered office at L-2633, Senningerberg, 6A route de Trèves,
- “Purchaser 11” -
based on the notarised and apostilled power of attorney dated 15 December 2014 of Notary Carlo Wersandt in Luxembourg (certified copy of the power of attorney is attached to this Amendment No. 4 as Exhibit B).

I. RECORDING IN THE ENGLISH LANGUAGE
The persons appearing requested that this Amendment No. 4 to the Master Agreement be recorded in the English language and stated that they had sufficient command of the English language. The Notary, who himself has sufficient command of the English language; verified that the persons appearing did, in fact, have such sufficient command of the English language. Advised by the Notary of their rights to obtain the assistance of a sworn interpreter and to have a certified translation attached to this Amendment No. 4 to the Master Agreement, the persons appearing waived such rights.

II. NO PRIOR INVOLVEMENT
Upon the Notary's instruction on the contents of prior involvement (Vorbefassung) within the meaning of Section 3 (1) no. 7 of the German Notarisation Act (Beurkundungsgesetz), the persons appearing and the Notary confirmed that there was no such prior involvement.
The persons appearing requested notarisation of the following:

Project Trias
Amendment No. 4 to the
Master Agreement dated 19 December 2014,
Amendment No. 1 dated 12 February 2015,
Amendment No. 2 dated 27 March 2015, and
Amendment No. 3 dated 17 April 2015

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1	RECITALS

(A)
A master agreement was concluded between inter alia the Deka Seller and the Purchaser 11 on 19 December 2014 (roll of deeds no. 234/2014 of notary Dr. Hinrich Thieme, Frankfurt am Main) together with certain reference deeds inter alia the notarial reference deed dated 18 December 2014 (roll of deeds number 233/2014 of the Notary Dr. Hinrich Thieme in Frankfurt am Main) ("Original Agreement"), an amendment no. 1 to such master agreement was concluded between inter alia the Deka Seller and the Purchaser 11 on 12 February 2015 (roll of deeds no. 21/2015 of notary Dr. Hinrich Thieme, Frankfurt am Main), an amendment no. 2 to such master agreement was concluded between inter alia the Deka Seller and the Purchaser 11 on 27 March 2015 (roll of deeds no. 44/2015 of notary Dr. Hinrich Thieme, Frankfurt am Main) and an amendment no. 3 to such master agreement was concluded between inter alia the Deka Seller and the Purchaser 11 on 17 April 2015 regarding the acquisition of the Purchase Objects (collectively hereinafter the “Master Agreement”).

Reference is hereby made to the Original Agreement, the amendment no. 1 and the amendment no. 2 ("Reference Deeds"). They were available as an original at today's notarisation. The persons appearing state they are familiar with the contents of the Reference Deeds and they waive them being read out loud and them being attached to this Amendment No. 4. The Notary has informed the persons appearing of the importance of the reference under section 13a of the German Notarisation Act (Beurkundungsgesetz).

(B)
According to clause 13.2 of the Master Agreement each Party is entitled to rescind the relevant IPA in relation to any Purchase Object if the Notary has not issued a Maturity Notice by 31 May 2015 (the “Individual Long Stop Date”) and the Parties cannot agree on a continuation of the transaction contemplated by the relevant IPA in relation to the affected Purchase Object by 30 June 2015.

(C)
All Purchase Objects other than the property in Cuxhaven, which has been sold by Deka to Purchaser 11 under the Master Agreement in connection with section 1.3.2 of the German APA (the "Cuxhaven Property"), have been transferred from the Sellers to the Purchasers in accordance with clause 5.1 of the Master Agreement.

(D)
In relation to the Cuxhaven Property, the Notary has applied for a priority notice of conveyance in the relevant land register In accordance with clause 10.1 of the German APA and such priority notice has been registered in the land register on 2 April 2015. However, the confirmation by Deka Seller and Purchaser 11 according to clause 4.4.3 of the Master Agreement as well as the corresponding Maturity Notice by the Notary has not been issued, yet.

(E)
To allow an early rescission, Deka Seller and Purchaser 11 agree that (i) they shall not be obliged to discuss the continuation of the transaction contemplated by the relevant IPA in relation to the Cuxhaven Property in accordance with clause 13.2 of the Master Agreement and (ii) the Individual Long Stop Date shall be preponed to 1 June 2015.

NOW, therefore, the Parties agree as follows:

2	DEFINITIONS
The definitions used in this amendment no. 4 to the Original Agreement (hereinafter the "Amendment No. 4") shall have the same meaning as the definitions listed in the Master Agreement unless otherwise stated herein.

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3	New Individual Long Stop Date
Clause 13.2 of the Master Agreement shall be deleted and replaced by the following provision:

13.2
If in relation to any Purchase Object, the Notary has not issued a Maturity Notice according to clause 4.5 by 1 June 2015 (the “New Individual Long Stop Date”), each Party is entitled to rescind the relevant IPA in relation to the affected Purchase Object(s).

4	Notary instructions
In the event, Deka Seller and the Purchaser 11 declare vis-à-vis the Notary that they rescind the Master Agreement and the German APA in relation to the Cuxhaven Property, the following shall apply:

4.1
In accordance with clause 13.7.2 of the Master Agreement and clauses 10.3 2nd subparagraph and 12.2 of the German APA, Deka Seller and Purchaser 11 hereby instruct the Notary to delete the priority notice registered in relation to the Cuxhaven Property. Deka Seller and Purchaser 11 explicitly state that the Notary shall make use of the PoA granted under clause 12.1 of the German APA and that the prerequisites listed under clause 12.2 of the German APA shall be waived in relation to the deletion of the priority notice for the Cuxhaven Property. Therefore, the Notary shall apply for the deletion of the priority notice in favour of Purchaser 11 in relation to the Cuxhaven Property without undue delay.

For the avoidance of doubt the Parties set forth the following in relation to the German APA:
"Käufer 10 und Deka Verkäufer erklären hiermit, dass der Notar von der in Ziffer 12.1 des Grundstückskaufvertrages eingeräumten Vollmacht Gebrauch machen darf und weisen ihn gemeinschaftlich an, gemäß Ziffer 12.2 des Grundstückskaufvertrages die Löschung der zu Gunsten des Käufers 10 für den Kaufgegenstand Cuxhaven eingetragenen Vormerkung zu beantragen und zu bewilligen. Sie erklären hiermit ausdrücklich, dass die in Ziffer 12.2.1 – Ziffer 12.2.3 des Grundstückskaufvertrages niedergelegten Voraussetzungen nicht Voraussetzung für den Gebrauch der Vollmacht durch den Notar sind, sondern im Hinblick auf die Löschung der zugunsten des Käufers 10 am Kaufgegenstand Cuxhaven eingetragenen Vormerkung abbedungen werden. Die Löschung der für den Käufer 10 am Kaufgegenstand Cuxhaven eingetragenen Vormerkung soll daher unverzüglich beantragt und bewilligt werden."

4.2
Furthermore, in accordance with clause 13.7.4 of the Master Agreement Purchaser 11 hereby reassigns to Deka Seller all claims assigned to Purchaser 11 under the Master Agreement and the German APA in relation to the Cuxhaven Property.

5	FINAL PROVISIONS

5.1	Deka Seller and Purchaser 11 shall each bear the costs of its own advisers connected with this Amendment No. 4 to the Master Agreement. Purchaser 11 shall bear the costs and fees for the notarisation.

5.2	Unless expressly changed above, the Master Agreement remains unchanged and in full force and effect.

5.3	This Amendment No. 4 is subject to and governed by the laws of the Federal Republic of Germany and, unless imperatively subject to different laws, shall be construed and interpreted accordingly.

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5.4
Insofar as there is no exclusive statutory jurisdiction, all disputes arising under or in connection with this Amendment No. 4 shall exclusively be determined by the civil courts of Frankfurt am Main, Germany.

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This Amendment No. 4 to the Master Agreement was read aloud to the persons appearing, approved by them and then signed as follows by the persons appearing and the Notary:

/s/ Ms. Dr. Kim Laura Frank

/s/ Mr. Markus Böhn

/s/ Dr. Hinrich Thieme, Notary

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